As filed with the Securities and Exchange Commission on April 30, 2010

                                            Securities Act  File  No.  33-98358

                                        Investment Company Act File No. 811-9116

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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM N-1A

Registration Statement Under The Securities Act of 1933

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        Post-Effective Amendment No. 25

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Registration Statement Under the Investment Company Act of 1940

X

        Amendment No. 30_

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EMBARCADERO FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

3 Embarcadero Center, Suite 1120

San Francisco, CA 94111

(Address of Principal Executive Office)

(415) 981-9742

(Registrant's Telephone Number, Including Area Code)

EDWIN RESTREPO

Embarcadero Funds, Inc.

3 Embarcadero Center, Suite 1120

San Francisco, CA 94111

(Name and Address of Agent for Service)

Copies to:

MARK D. PERLOW

K&L Gates LLP

Four Embarcadero Center, Suite 1200

San Francisco, CA 94111

Telephone:  (415) 249-1070

Facsimile:  (415) 882-8220

It is proposed that the filing will become effective:

   X

immediately upon filing pursuant to paragraph (b)

on __________ pursuant to paragraph (b)

 _    _

60 days after filing pursuant to paragraph (a)(1)

 __

on  __________  pursuant to paragraph (a)(1)

 __

75 days after filing pursuant to paragraph (a)(2)

 __

on                   pursuant to paragraph (a)(2) of Rule 485

Prospectus

dated April 30 , 2010

Fund

Ticker

•

Absolute Return Fund

EFARX

•

Market Neutral Fund

EFMNX

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

[Logo]

1-800-228-2121

Table of Contents

The Funds
What you should know about each Fund’s investment strategies, risks, expenses and performance
Absolute Return Fund Summary
Market Neutral Fund Summary
Additional Information about the Funds
Management of the Funds

Your Investment
Opening and maintaining your Funds account
How Shares Are Priced
Establishing an Account
Opening an Account
Buying Shares
Other Purchase Policies
Purchases Through Third Parties
Selling Shares
Other Redemption Policies
Frequent Purchases and Redemptions of Shares
Redemption Fee
Exchanging Shares
Other Purchase, Redemption and Exchange Policies
Dividends, other Distributions and Taxes
12b-1 Fees

Shareholder Services

Financial Highlights

Learn More

www.embarcaderomutualfunds.com

Embarcadero Funds Table of Contents

Embarcadero Absolute Return Fund

(formerly, Small-Cap Growth Fund)

Investment Objective

Capital appreciation

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Absolute Return Fund (the “Fund”).

Shareholder Fees (fees paid directly from your investment)

Redemption Fee on shares held less than 90 days (as a percentage of amount redeemed)	1.00%
Maximum Account Fee	$24(1)

(1)

Applies to accounts with a balance of less than $2,500 ($1,000 for IRAs and UGMA/UTMA accounts).

    Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	2.00%
Distribution (12b-1) Fees	0.25%
Other Expenses	5.37%
Dividend Expenses on Short Sales(2)	0.50%
Acquired Fund Fees and Expenses(2)	0.50%
Total Annual Fund Operating Expenses	8.62%
Waiver/Expense Reimbursement(3)	-4.63%
Total Annual Fund Operating Expenses After Fee Waiver/Reimbursement(3)	3.99%

(1)

Restated to reflect current fees payable to VWCM (as defined below) under the investment advisory agreement approved by shareholders in January 2010.

(2)

Estimated.

(3)

VWCM has agreed to waive all or a portion of any advisory fees it may earn from the Fund, or to reimburse expenses, as necessary, in order to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding fees and expenses of other funds in which the Fund invests and dividend expenses on short sales, as well as all federal, state and local taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of securities, and extraordinary items) from exceeding 2.99% of the Fund’s average daily net assets.  The expense limit will remain in effect through April 30, 2011, and may be terminated earlier only upon the approval of the Board.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.   The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:

$401

3 Years:

$2,080

5 Years:

$3,640

10 Years : $7,071

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 127% of the average value of its portfolio.

Principal Investment Strategies

The Fund will pursue its objective by allocating assets among a carefully chosen group of asset managers (the “Subadvisers”) who employ a range of specialized investment strategies.  Van Wagoner Capital Management, Inc. (“VWCM”), investment adviser of the Fund, will allocate Fund assets among the Subadvisers’ strategies that it believes offer the potential for attractive long-term investment returns and are expected to blend within the Fund’s portfolio so that it will have low correlation and low volatility relative to the broader stock and bond markets and other traditional market indices.  VWCM may also invest the Fund’s assets directly, as described below.

The strategies and investment techniques employed by the Subadvisers aim to produce absolute returns over a full market cycle while managing risk exposure.  They may attempt to exploit disparities or inefficiencies in markets, geographical areas, and companies; take advantage of security mispricings or anticipated price movements; and/or benefit from cyclical themes and relationships or special situations and events (such as spin-offs or reorganizations).  These strategies may have low correlation to traditional markets because they seek asymmetric investment opportunities that may present risks unrelated to traditional markets.

The Subadvisers will invest and trade in a wide range of instruments, markets, industries and asset classes in the U.S. and outside the U.S., including emerging markets, as described below.  The particular instruments and asset classes will vary from time to time depending upon which Subadvisers are allocated portions of the Fund’s portfolio, the amount of those allocations, and where the particular Subadviser finds attractive investment opportunities.  Investments may include equities and equity-related instruments, currencies, financial futures and forwards, options, swaps, private placements, fixed-income and other debt-related instruments and any other securities.  Equities and equity-related instruments include common stock, preferred stock, convertible securities, American Depositary Receipts, exchange-traded funds (“ETFs”), Rule 144A securities, warrants, rights, and equity derivatives.  Debt-related instruments include corporate bonds, defaulted or distressed debt securities, mezzanine investments, collateralized bond, debt or loan obligations, bank loans, asset-backed securities, mortgage-backed securities, unrated securities and securities of companies in bankruptcy.  The Subadvisers may invest in equity and debt securities of companies of all sizes and without limit on the credit quality or maturity of debt securities.  These securities can be rated investment grade, rated below investment grade, high yield securities (also called “junk bonds”), or unrated.  The Subadvisers may invest in companies in any industry and may invest in companies with limited operating histories, including initial public offerings.

VWCM will be responsible for determining the portion of the Fund’s assets to be allocated to each Subadviser, or investing directly in securities, including mutual funds.  VWCM may exercise its discretion to make direct investments in order to invest the Fund’s assets pending allocation to a Subadviser, to hedge the Fund against exposures created by the Subadvisers, or to modify the Fund’s exposure to a particular investment or market-related risk.  VWCM may invest directly in mutual funds that follow strategies that complement the Subadvisers’ strategies, including mutual funds with the following characteristics:  strong absolute and relative performance, reasonable risk-adjusted returns and consistent management styles.  Over time, VWCM will target investing with 15 to 25 managers, including allocations to some or all of the Subadvisers listed in the Prospectus and to mutual funds advised by them and other managers.

When allocating assets among Subadvisers, VWCM reviews a range of qualitative and quantitative factors (e.g., investment process and statistical analysis) to evaluate each Subadviser.   VWCM will assess overall market dynamics, including general market conditions over different periods; the performance of different market sectors and industries, including the performance of indices representing strategies followed by Subadvisers engaged or contemplated for engagement by the Fund; the Subadvisers’ strategies and relative and absolute performance record over different periods; the asset class and instruments expected to be used by the Subadviser, and how those investments complement the remainder of the Fund’s portfolio; and the Subadvisers’ management capabilities.   VWCM may direct a Subadviser to reduce or limit its investment in certain assets or asset classes in order to achieve the desired composition of the Fund’s portfolio.  There is no fixed or minimum allocation to any Subadviser; however, VWCM will limit allocations to any one Subadviser to between 0% and 25% of total Fund assets.  In the future, VWCM and the Fund may remove or add Subadvisers.  Certain Subadvisers also serve as subadviser to the Embarcadero Market Neutral Fund, and the Fund may, but is not obligated to, invest a portion of its assets in the Embarcadero Market Neutral Fund in order to gain exposure to these Subadvisers, rather than have these Subadvisers directly manage assets of the Fund.  If the Fund invests in the Embarcadero Market Neutral Fund, Fund shareholders would bear the expenses of the Fund and, indirectly, the expenses of the Embarcadero Market Neutral Fund attributable to the Fund’s investment in that Fund.  In addition, VWCM may invest in mutual funds advised by some of the Subadvisers, rather than allocating assets for that Subadviser to manage directly.

The Subadvisers may engage in short-term trading using some or all of the investment strategies described below, and the Fund is likely to have an annual portfolio turnover rate over 100%.  High rates of portfolio turnover (100% or more) entail transaction costs that could impact the Fund’s performance.

The Subadvisers will use a wide variety and combination of the following directional or market-neutral investment strategies, although the use of any particular investment strategy will fluctuate over time:

Long-Biased or Long-Only Equity Strategies seek to capitalize on underpriced equity securities or on positive market trends and may focus in certain securities markets, industries, company sizes, or geographical areas.  These strategies are primarily managed for absolute return.  Selective hedging through the use of short sales or options may be utilized to manage risk exposure.  These strategies may also focus on special situations or events, including distressed equities.

Long/Short or Hedged Equity Strategies seek to invest in securities that are believed to be undervalued or to offer high growth opportunities, while also seeking to minimize overall market risk to take advantage of an anticipated decline in the price of an overvalued company or index by using short sales, options on common stocks or indexes or other derivatives to hedge risk.  Long and short positions may not be obtained in equal amounts using these strategies.

Long/Short Equity Market Neutral Strategies seek to neutralize exposure to general domestic market risk by primarily investing in common stocks that are undervalued and selling short those stocks that are considered to be overvalued.  These strategies are intended to maintain approximately equal value exposure in long and short positions in order to offset the effects of general stock market movements.

Short-Biased Strategies focus on the practice of selling a security that the Fund does not own at the time of the sale.  Short selling is done with the intent of later purchasing the security at a lower price, seeking to profit from an expected decline in the price of a security.  However, if the security’s price rises, the short seller loses by having sold the security for less than the price at which it must later be bought.

Convertible Arbitrage Strategies seek to take advantage of the pricing inefficiencies of the embedded option in a convertible bond.  Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock.  These strategies may also involve hedging interest rate expose, or the use of derivatives.

Other Relative Value or Arbitrage Strategies involve strategies that invest both long and short in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities.  Arbitrage opportunities arise in the equity, credit and derivatives markets.  Examples of these strategies include pairs trading, convertible bond arbitrage, merger arbitrage, or fixed income or interest rate arbitrage.

Market or Sector Timing/Trading Strategies seek to benefit from cyclical relationships between movements in certain market indices, sectors, security types, and other benchmarks.

Fixed Income, Long/Short Credit and Distressed Debt Strategies invest primarily in debt securities of domestic and foreign governments, agencies, and companies of all maturities and qualities, including high yield (junk) bonds and Treasury Inflation-Protected Securities, ETFs and emerging market debt.  Long/short credit strategies are similar to the long/short equity strategies described above, but involve the credit markets instead of equity markets.  The Fund may invest in mortgage-related securities, including securities rated below investment grade or unrated, under-performing or distressed debt, equity securities issued by issuers of collateralized debt obligations and special situation investments, such as distressed corporate or sub-prime mortgage securities.

Event-Driven Strategies seek to capture price movements generated by anticipated corporate events, such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spinoffs, balance sheet restructuring, bankruptcy and other situations.  These strategies may involve distressed securities and merger arbitrage securities.

Global Macro Strategies seek to take advantage of investment opportunities that arise from changes in macro-economic conditions.  Subadvisers invest on the basis of forecasts and analysis about interest rate trends, movements in the general flow of funds, political changes, government policies, inter-government relations, and other broad systemic factors.

Sector Strategies focus on investments in particular geographical locations or types of companies categorized by any range of factors, including market capitalization or industry.

Systematic or Trading Strategies use quantitative-based strategies to invest, where trading is done mathematically, generated by trading programs generally without human intervention once an algorithm has been inputted.  Systematic strategies may be combined with other strategies for a multi-strategy approach.  Some systematic strategies are trend following, and others are non-trend following.

Fundamental Strategies, as opposed to systematic strategies, involve selecting investments based on research specific to the company, including analysis of such factors as a company’s price-to-earnings ratio, yield, price-to-book values, price-to-cash flow ratios, financial strength and other factors.  A company’s products or services, strength and weaknesses in specific areas, or its management teams and financial resources are analyzed, and fundamental strategies can seek growth or value companies.

Privately Negotiated Options Strategies invest in privately negotiated options that are based on an asset or a basket of securities.  Privately negotiated options will allow the Fund to benefit from an increase in the value of the asset or basket without owning the asset or the securities that comprise the basket.

Principal Risks of Investing in the Fund

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your Fund shares, may go down.   Shareholders may lose money by investing in the Fund.  We cannot guarantee that the Fund will achieve its investment objective.  The principal risks of investing in the Fund are:

Market Risk:  The prices of securities rise and fall as market and economic conditions change.  Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide, which may have an adverse effect on the Fund.

Management Risk:  The Subadvisers may select securities that underperform the stock market or other funds with similar investment objectives and strategies.  VWCM may select Subadvisers or underlying funds that underperform.  In addition, because each Subadviser makes investment decisions independently, it is possible that the Subadvisers’ security selection processes will not complement each other.

Aggressive Investment Risks:  The Fund and Subadvisers will employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales, leverage and derivatives transactions.  The Subadvisers may not be successful in using these strategies, which could result in significant losses.

Derivatives Risk:  The Fund may invest in derivative instruments, which can be volatile, with sudden and unpredictable changes in price or liquidity, and may result in investment losses greater than their cost would suggest.  Derivatives involve significant risk, depending on the type of derivative, including counterparty risk, credit risk, currency risk, leverage risk, liquidity risk or basis risk.

Leverage Risk:  Leverage transactions, including borrowing money, selling securities short, lending portfolio securities, entering into reverse repurchase agreement, and investing in certain derivatives, create the risk of magnified capital losses and increased volatility.  The use of leverage may increase (or decrease) the Fund’s return when the Fund earns a greater (or lesser) return on leveraged investments than the cost of the leverage and may compel the Fund to liquidate certain investments at an inappropriate time.

Short Selling Risk:  The Fund will lose money from a short sale if the price of the security increases between the date of the short sale and the date when the Fund replaces the borrowed security.  The potential loss is potentially unlimited.

Market-Neutral Investing Risk:  A market-neutral strategy takes long and short positions in different stocks to try and protect the Fund from general market movements.  The long positions could decrease in value at the same time the securities sold short increase in value, increasing the potential for loss.

Merger Arbitrage Risk:  Some Subadvisers may use merger arbitrage strategies, which involve purchasing shares of an announced acquisition target or shorting shares of the acquiring company.  If the acquisition is not completed, the Fund may realize losses on both positions.

Event-Driven Strategies Risk:  Special situations and event-driven strategies are inherently speculative in nature.  Investments pursuant to special situations and event-driven strategies require a Subadviser to make predictions about the likelihood of a corporate event and its impact on a company, and a Subadviser may make inaccurate predictions.  An investment made pursuant to this strategy is subject to the risk of complete loss.

Distressed Securities Risk:  The Fund may purchase securities of distressed companies, which could involve legal difficulties and negotiations with creditors and other company claimants and are generally illiquid.

Interest Rate Risk:  The value of the Fund’s investments may change in response to changes in interest rates.  An increase in interest rates typically causes a fall in the value of the debt securities that the Fund holds.  Issuers may also prepay obligations when interest rates fall, forcing the Fund to invest in securities with lower interest rates.

Credit Risk:  The Fund may invest in debt obligations, which are generally subject to the risk that the issuer is unable to make principal and interest payments when they are due.  Non-investment grade debt, also known as “junk bonds,” has a higher risk of default and is generally less liquid than higher-rated securities.  The Fund may also invest in asset-backed securities, collateralized mortgage obligations or collateralized debt obligations.

Liquidity Risk:  Illiquid and restricted securities may have limitations on resale, resulting in expense and delay.  Restricted and illiquid securities are extremely difficult to value, and the Fund may not be able to dispose of them promptly and/or may only be able to do so at substantial discounts.

Restricted Securities Risk:  Rule 144A securities, which are restricted securities, may be less liquid investments than registered securities because such securities may not be readily marketable in broad public markets.

Foreign and Emerging Markets Securities Risk:  The Fund may invest in foreign securities and depositary receipts relating to foreign securities.  Investments in foreign markets involve significant political, regulatory, economic and currency risks, including changes in U.S. and foreign laws relating to foreign investment.  Other risks include trading, settlement, custodial and other operational risks, and differences in disclosure requirements in foreign jurisdictions.  Foreign securities may be less liquid, more volatile and harder to value than U.S. securities.  These risks are higher in developing countries.

Market Capitalization Risk:  The Fund may invest in small- and mid-sized companies.  The prices of smaller companies’ securities are generally more volatile than the prices of large companies’ securities, and securities of smaller companies may be difficult to sell at the time or price desired.

Swap Contract Risks:  The Fund may engage in interest rate, currency, equity and credit default swaps, and related instruments, which require a Subadviser to forecast, among other things, interest rate movements, currency fluctuations, market values and the likelihood of credit events for a securities issuer.  Such forecasting is inherently difficult and entails investment risk.  In addition, each swap exposes the Fund to counterparty risk.

Convertible Security Risks:  Convertible securities entail some of the risks of both equity and debt securities.  While fixed-income securities generally have a priority claim on a corporation’s assets over that of common stock, some of the convertible securities that the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income from or a decline in the market value of the securities.

Registered Investment Company Risk:  Shareholders can invest directly in most underlying funds or ETFs selected by VWCM.  By investing in the underlying funds or ETFs indirectly through the Fund, shareholders pay both their share of the Fund’s expenses and the similar expenses of the underlying funds or ETFs.  The Fund may also pay sales charges, or brokerage commissions.

Portfolio Turnover Risk:  As a result of the Fund being likely to have an annual portfolio turnover rate over 100%, the Fund will incur greater transaction costs for buying and selling securities than it otherwise would.   High portfolio turnover could result in increased realized gains to shareholders.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

For more information about the risks of investing in the Fund, please see Additional Information About Risks at page [XX] of the Prospectus and Investment Strategies at page [XX] of the Statement of Additional Information.

Investment Results

Annual Total Return

This bar chart and table give some indication of the risks and volatility of investing in the Fund by showing how its performance can change from year to year and how its average annual returns compare with those of a broad market index.  Please note that past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.   Updated performance information is available online at www.embarcaderomutualfunds.com or by calling Shareholder Services at 1-800-228-2121.

Shareholders approved a new advisory agreement for the Fund in January 2010, and the Fund has implemented a different investment program than was applicable during the periods presented below.  From October 1, 2008 through the end of 2009, the day-to-day investment decisions for the Fund were made by a subadviser who did not provide investment advice during the earlier periods shown below and who no longer provides investment advice to the Fund.   In addition, the Fund’s return in 2009 was positively impacted by the receipt of proceeds from a fair fund established as a result of action against another party alleged to have engaged in past market timing activity of the Fund.  Without these proceeds, returns would have been reduced to 3.83% for the one-year period ended December 31, 2009.

Annual Total Returns of the Fund Years Ended 12/31

2000

(20.90)%

 2001

(59.70)%

2002

(64.56)%

2003

47.22%

2004

(16.04)%

2005

(22.29)%

2006

10.84%

2007

(7.83)%

2008

(56.84)%

2009

12.57%

 WORST QUARTER

(60.01)%  3rd quarter 2001

 BEST QUARTER

87.83%  4th quarter 2001

Average Annual Total Returns (as of 12/31/09)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Fund Return Before Taxes	12.57%	-17.34%	-24.99%
Fund Return After Taxes on Distributions	12.57%	-17.34%	-25.38%
Fund Return After Taxes on Distributions and Sale of Fund Shares(1)	8.17%	-12.64%	-12.67%
Russell 2000® Growth Index (2)	33.52%	0.14%	-1.51%
S&P 500 Index (2)	25.93%	0.21%	-0.95%
Barclays Capital U.S. Aggregate Bond Index(2)	1.95%	1.98%	5.59%

(1)

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than both its returns before taxes and after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred.

(2)

The Fund’s benchmark changed to the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index from the Russell 2000 Growth Index upon implementation of its new investment program in 2010, which changed the Fund’s strategies and risks.

Portfolio Management

Investment Adviser and Subadvisers

Van Wagoner Capital Management, Inc. is the investment adviser of the Fund.

Currently, none of the Subadvisers have been allocated Fund assets to manage.

Portfolio Manager

   Garrett Van Wagoner, President and a director of VWCM, has been the portfolio manager since 2010.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund through your broker, by writing to the Fund at Embarcadero Funds, Inc. c/o Mutual Shareholder Services LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, or by calling Shareholder Services at 1-800-228-2121 (for existing shareholders).  Shares may be purchased by mail, wire, telephone or electronic funds transfer.  You may receive redemption proceeds by wire or by check.

The Fund has a $10,000 minimum initial investment amount, and a $1,000 additional investment amount.

Tax Information

Distributions from the Fund are generally taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment.  Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Embarcadero Market Neutral Fund

(formerly, All-Cap Growth Fund)

Investment Objective

Capital appreciation

  Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Market Neutral Fund (the “Fund”).

Shareholder Fees (fees paid directly from your investment)

Redemption Fee on shares held less than 90 days (as a percentage of amount redeemed)	1.00%
Maximum Account Fee	$24(1)

(1)

Applies to accounts with a balance of less than $2,500 ($1,000 for IRAs and UGMA/UTMA accounts).

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	2.00%
Distribution (12b-1) Fees	0.25%
Other Expenses	6.43%
Dividend Expenses on Short Sales(2)	0.50%
Acquired Fund Fees and Expenses(2)	0.50%
Total Annual Fund Operating Expenses	9.68%
Waiver/Expense Reimbursement(3)	-5.69%
Total Annual Fund Operating Expenses After Fee Waiver/Reimbursement(3)	3.99%

(1)

Restated to reflect current fees payable to VWCM (as defined below) under the investment advisory agreement approved by shareholders in January 2010.

(2)

Estimated.

(3)

VWCM has agreed to waive all or a portion of any advisory fees it may earn from the Fund, or to reimburse expenses, as necessary, in order to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding fees and expenses of other funds in which the Fund invests and dividend expenses on short sales, as well as all federal, state and local taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of securities, and extraordinary items) from exceeding 2.99% of the Fund’s average daily net assets.  The expense limit will remain in effect through April 30, 2011, and may be terminated earlier only upon the approval of the Board.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.   The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year: $401

3 Years:

$2,266

5 Years:

$3,961

10 Years: $7,550

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 122% of the average value of its portfolio.

Principal Investment Strategies

The Fund will pursue its objective by allocating assets among a carefully chosen group of asset managers (the “Subadvisers”) who employ a range of specialized market-neutral investment strategies.  Market-neutral investing seeks to generate returns that have a low correlation and low volatility relative to traditional market indices.  The Subadvisers will seek to minimize overall volatility and risk, often by taking both long and short positions in stocks.  Van Wagoner Capital Management, Inc. (“VWCM”), investment adviser of the Fund, will allocate Fund assets among the Subadvisers’ strategies that it believes offer the potential for attractive, market-neutral, long-term investment returns.  VWCM may also invest the Fund’s assets directly, as described below.

The strategies and investment techniques employed by the Subadvisers seek to produce lower volatility and risk by investing in long positions in securities that the Subadvisers believe will appreciate and, generally, investing in short positions of different securities the Subadvisers believe will depreciate.  These strategies, if employed correctly, seek to have low correlation and low volatility relative to traditional markets.

The Subadvisers will invest and trade in a wide range of instruments, markets, industries and asset classes in the U.S. and outside the U.S., including emerging markets, as described below.  The particular instruments and asset classes will vary from time to time depending upon which Subadvisers are allocated portions of the Fund’s portfolio, the amount of those allocations, and where the particular Subadviser finds attractive investment opportunities.  Investments may include equities and equity-related instruments, currencies, financial futures and forwards, options, swaps, private placements, fixed-income and other debt-related instruments and any other securities.  Equities and equity-related instruments include common stock, preferred stock, convertible securities, American Depositary Receipts, exchange-traded funds (“ETFs”), Rule 144A securities, warrants, rights, and equity derivatives.  Debt-related instruments include corporate bonds, defaulted or distressed debt securities, mezzanine investments, collateralized bond, debt or loan obligations, bank loans, asset-backed securities, mortgage-backed securities, unrated securities and securities of companies in bankruptcy.  The Subadvisers may invest in equity and debt securities of companies of all sizes and without limit on the credit quality or maturity of debt securities.  These securities can be rated investment grade, rated below investment grade, high yield securities (also called “junk bonds”), or unrated.  The Subadvisers may invest in companies in any industry and may invest in companies with limited operating histories, including initial public offerings.

VWCM will be responsible for determining the portion of the Fund’s assets to be allocated to each Subadviser, or investing directly in securities, including mutual funds.  VWCM may exercise its discretion to make direct investments in order to invest the Fund’s assets pending allocation to a Subadviser, to hedge the Fund against exposures created by the Subadvisers, or to modify the Fund’s exposure to a particular investment or market-related risk.  VWCM may invest directly in mutual funds that follow strategies that complement the Subadvisers’ strategies, including mutual funds with the following characteristics:  strong absolute and relative performance, reasonable risk-adjusted returns and consistent management styles.  Over time, VWCM will target investing with up to 10 managers, including allocations to some or all of the Subadvisers listed in the Prospectus and to mutual funds advised by them and other managers.

When allocating assets among Subadvisers, VWCM reviews a range of qualitative and quantitative factors (e.g., investment process and statistical analysis) to evaluate each Subadviser.   VWCM will assess overall market dynamics, including general market conditions over different periods; the performance of different market sectors and industries, including the performance of indices representing strategies followed by Subadvisers engaged or contemplated for engagement by the Fund; the Subadvisers’ strategies and relative and absolute performance record over different periods; the asset class and instruments expected to be used by the Subadviser, and how those investments complement the remainder of the Fund’s portfolio; and the Subadvisers’ management capabilities.   VWCM may direct a Subadviser to reduce or limit its investment in certain assets or asset classes in order to achieve the desired composition of the Fund’s portfolio.  There is no fixed or minimum allocation to any Subadviser; however, VWCM will limit allocations to any one Subadviser to between 0% and 50% of total Fund assets.  In the future, VWCM and the Fund may remove or add Subadvisers.  VWCM may invest in mutual funds advised by some of the Subadvisers, rather than allocating assets for that Subadviser to manage directly.

The Subadvisers may engage in short-term trading using some or all of the investment strategies described below, and the Fund is likely to have an annual portfolio turnover rate over 100%.  High rates of portfolio turnover (100% or more) entail transaction costs that could impact the Fund’s performance.

The Subadvisers will use a wide variety and combination of the following investment strategies, although the use of any particular strategy will fluctuate over time:

Long-Biased or Long-Only Equity Strategies seek to capitalize on underpriced equity securities or on positive market trends and may focus in certain securities markets, industries, company sizes, or geographical areas.  These strategies are primarily managed for absolute return.  Selective hedging through the use of short sales or options may be utilized to manage risk exposure.  These strategies may also focus on special situations or events, including distressed equities.

Long/Short or Hedged Equity Strategies seek to invest in securities that are believed to be undervalued or to offer high growth opportunities, while also seeking to minimize overall market risk to take advantage of an anticipated decline in the price of an overvalued company or index by using short sales, options on common stocks or indexes or other derivatives to hedge risk.  Long and short positions may not be obtained in equal amounts using these strategies.

Long/Short Equity Market Neutral Strategies seek to neutralize exposure to general domestic market risk by primarily investing in common stocks that are undervalued and selling short those stocks that are considered to be overvalued.  These strategies are intended to maintain approximately equal value exposure in long and short positions in order to offset the effects of general stock market movements.

Short-Biased Strategies focus on the practice of selling a security that the Fund does not own at the time of the sale.  Short selling is done with the intent of later purchasing the security at a lower price, seeking to profit from an expected decline in the price of a security.  However, if the security’s price rises, the short seller loses by having sold the security for less than the price at which it must later be bought.

Convertible Arbitrage Strategies seek to take advantage of the pricing inefficiencies of the embedded option in a convertible bond.  Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock.  These strategies may also involve hedging interest rate expose, or the use of derivatives.

Other Relative Value or Arbitrage Strategies involve strategies that invest both long and short in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities.  Arbitrage opportunities arise in the equity, credit and derivatives markets.  Examples of these strategies include pairs trading, convertible bond arbitrage, merger arbitrage, or fixed income or interest rate arbitrage.

Market or Sector Timing/Trading Strategies seek to benefit from cyclical relationships between movements in certain market indices, sectors, security types, and other benchmarks.

Fixed Income, Long/Short Credit and Distressed Debt Strategies invest primarily in debt securities of domestic and foreign governments, agencies, and companies of all maturities and qualities, including high yield (junk) bonds and Treasury Inflation-Protected Securities, ETFs and emerging market debt.  Long/short credit strategies are similar to the long/short equity strategies described above, but involve the credit markets instead of equity markets.  The Fund may invest in mortgage-related securities, including securities rated below investment grade or unrated, under-performing or distressed debt, equity securities issued by issuers of collateralized debt obligations and special situation investments, such as distressed corporate or sub-prime mortgage securities.

Event-Driven Strategies seek to capture price movements generated by anticipated corporate events, such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spinoffs, balance sheet restructuring, bankruptcy and other situations.  These strategies may involve distressed securities and merger arbitrage securities.

Global Macro Strategies seek to take advantage of investment opportunities that arise from changes in macro-economic conditions.  Subadvisers invest on the basis of forecasts and analysis about interest rate trends, movements in the general flow of funds, political changes, government policies, inter-government relations, and other broad systemic factors.

Sector Strategies focus on investments in particular geographical locations or types of companies categorized by any range of factors, including market capitalization or industry.

Systematic or Trading Strategies use quantitative-based strategies to invest, where trading is done mathematically, generated by trading programs generally without human intervention once an algorithm has been inputted.  Systematic strategies may be combined with other strategies for a multi-strategy approach.  Some systematic strategies are trend following, and others are non-trend following.

Fundamental Strategies, as opposed to systematic strategies, involve selecting investments based on research specific to the company, including analysis of such factors as a company’s price-to-earnings ratio, yield, price-to-book values, price-to-cash flow ratios, financial strength and other factors.  A company’s products or services, strength and weaknesses in specific areas, or its management teams and financial resources are analyzed, and fundamental strategies can seek growth or value companies.

Privately Negotiated Options Strategies invest in privately negotiated options that are based on an asset or a basket of securities.  Privately negotiated options will allow the Fund to benefit from an increase in the value of the asset or basket without owning the asset or the securities that comprise the basket.

Principal Risks of Investing in the Fund

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your Fund shares, may go down.   Shareholders may lose money by investing in the Fund.  We cannot guarantee that the Fund will achieve its investment objective.  The principal risks of investing in the Fund are:

Market Risk:  The prices of securities rise and fall as market and economic conditions change.  Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide, which may have an adverse effect on the Fund.

Management Risk:  The Subadvisers may select securities that underperform the stock market or other funds with similar investment objectives and strategies.  VWCM may select Subadvisers or underlying funds that underperform.  In addition, because each Subadviser makes investment decisions independently, it is possible that the Subadvisers’ security selection process will not complement each other.

Aggressive Investment Risks:  The Fund and Subadvisers will employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales, leverage and derivatives transactions.  The Subadvisers may not be successful in using these strategies, which could result in significant losses.

Derivatives Risk:  The Fund may invest in derivative instruments, which can be volatile, with sudden and unpredictable changes in price or liquidity, and may result in investment losses greater than their cost would suggest.  Derivatives involve significant risk, depending on the type of derivative, including counterparty risk, credit risk, currency risk, leverage risk, liquidity risk or basis risk.

Leverage Risk:  Leverage transactions, including borrowing money, selling securities short, lending portfolio securities, entering into reverse repurchase agreement, and investing in certain derivatives, create the risk of magnified capital losses and increased volatility.  The use of leverage may increase (or decrease) the Fund’s return when the Fund earns a greater (or lesser) return on leveraged investments than the cost of the leverage and may compel the Fund to liquidate certain investments at an inappropriate time.

Short Selling Risk:  The Fund will lose money from a short sale if the price of the security increases between the date of the short sale and the date when the Fund replaces the borrowed security.  The potential loss is potentially unlimited.

Market-Neutral Investing Risk:  A market-neutral strategy takes long and short positions in different stocks to try and protect the Fund from general market movements.  The long positions could decrease in value at the same time the securities sold short increase in value, increasing the potential for loss.

Merger Arbitrage Risk:  Some Subadvisers may use merger arbitrage strategies, which involve purchasing shares of an announced acquisition target or shorting shares of the acquiring company.  If the acquisition is not completed, the Fund may realize losses on both positions.

Event-Driven Strategies Risk:  Special situations and event-driven strategies are inherently speculative in nature.  Investments pursuant to special situations and event-driven strategies require a Subadviser to make predictions about the likelihood of a corporate event and its impact on a company, and a Subadviser may make inaccurate predictions.  An investment made pursuant to this strategy is subject to the risk of complete loss.

Distressed Securities Risk:  The Fund may purchase securities of distressed companies, which could involve legal difficulties and negotiations with creditors and other company claimants and are generally illiquid.

Interest Rate Risk:  The value of the Fund’s investments may change in response to changes in interest rates.  An increase in interest rates typically causes a fall in the value of the debt securities that the Fund holds.  Issuers may also prepay obligations when interest rates fall, forcing the Fund to invest in securities with lower interest rates.

Credit Risk:  The Fund may invest in debt obligations, which are generally subject to the risk that the issuer is unable to make principal and interest payments when they are due.  Non-investment grade debt, also known as “junk bonds,” has a higher risk of default and is generally less liquid than higher-rated securities.  The Fund may also invest in asset-backed securities, collateralized mortgage obligations or collateralized debt obligations.

Liquidity Risk:  Illiquid and restricted securities may have limitations on resale, resulting in expense and delay.  Restricted and illiquid securities are extremely difficult to value, and the Fund may not be able to dispose of them promptly and/or may only be able to do so at substantial discounts.

Restricted Securities Risk:  Rule 144A securities, which are restricted securities, may be less liquid investments than registered securities because such securities may not be readily marketable in broad public markets.

Foreign and Emerging Markets Securities Risk:  The Fund may invest in foreign securities and depositary receipts relating to foreign securities.  Investments in foreign markets involve significant political, regulatory, economic and currency risks, including changes in U.S. and foreign laws relating to foreign investment.  Other risks include trading, settlement, custodial and other operational risks, and differences in disclosure requirements in foreign jurisdictions.  Foreign securities may be less liquid, more volatile and harder to value than U.S. securities.  These risks are higher in developing countries.

Market Capitalization Risk:  The Fund may invest in small- and mid-sized companies.  The prices of smaller companies’ securities are generally more volatile than the prices of large companies’ securities, and securities of smaller companies may be difficult to sell at the time or price desired.

Swap Contract Risks:  The Fund may engage in interest rate, currency, equity and credit default swaps, and related instruments, which require a Subadviser to forecast, among other things, interest rate movements, currency fluctuations, market values and the likelihood of credit events for a securities issuer.  Such forecasting is inherently difficult and entails investment risk.  In addition, each swap exposes the Fund to counterparty risk.

Convertible Security Risks:  Convertible securities entail some of the risks of both equity and debt securities.  While fixed-income securities generally have a priority claim on a corporation’s assets over that of common stock, some of the convertible securities that the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income from or a decline in the market value of the securities.

Registered Investment Company Risk:  Shareholders can invest directly in most underlying funds or ETFs selected by VWCM.  By investing in the underlying funds or ETFs indirectly through the Fund, shareholders pay both their share of the Fund’s expenses and the similar expenses of the underlying funds or ETFs.  The Fund may also pay sales charges, or brokerage commissions.

Portfolio Turnover Risk:  As a result of the Fund being likely to have an annual portfolio turnover rate over 100%, the Fund will incur greater transaction costs for buying and selling securities than it otherwise would.   High portfolio turnover could result in increased realized gains to shareholders.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

For more information about the risks of investing in the Fund, please see Additional Information About Risks at page [XX] of the Prospectus and Investment Strategies at page [XX] of the Statement of Additional Information.

Investment Results

Annual Total Return

This bar chart and table give some indication of the risks and volatility of investing in the Fund by showing how its performance can change from year to year and how its average annual returns compare with those of a broad market index.  Please note that past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.   Updated performance information is available online at www.embarcaderomutualfunds.com or by calling Shareholder Services at 1-800-228-2121.

Shareholders approved a new advisory agreement for the Fund in January 2010, and the Fund has implemented a different investment program than was applicable during the periods presented below.  From October 1, 2008 through the end of 2009, the day-to-day investment decisions for the Fund were made by a subadviser who did not provide investment advice during the earlier periods shown below and who no longer provides investment advice to the Fund .  In addition, the Fund’s return in 2009 was positively impacted by the receipt of proceeds from a fair fund established as a result of action against another party alleged to have engaged in past market timing activity of the Fund.  Without these proceeds, returns would have been reduced to 7.35% for the one-year period ended December 31, 2009.

Annual Total Returns of the Fund Years Ended 12/31

2000

(18.23)%

2001

(40.74)%

2002

(39.68)%

2003

37.47%

2004

(15.79)%

2005

(12.37)%

2006

6.29%

2007

(9.03)%

2008

(56.56)%

2009

12.34%

WORST QUARTER

(48.38)%  1st quarter  2001

BEST QUARTER

55.18% 4th quarter  2001

Average Annual Total Returns (as of 12/31/09)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Fund Return Before Taxes	12.34%	-16.18%	-17.47%
Fund Return After Taxes on Distributions	12.34%	-16.18%	-18.01%
Fund Return After Taxes on Distributions and Sale of Fund Shares(1)	8.02%	-11.89%	-10.61%
Russell 3000® Growth Index (2)	34.68%	0.14%	-4.58%
S&P 500 Index (2)	25.93%	0.21%	-0.95%
Barclays Capital U.S. Aggregate Bond Index (2)	1.95%	1.98%	5.59%

(1)

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than both its returns before taxes and after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred.

(2)

The Fund’s benchmark changed to the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index from the Russell 2000 Growth Index upon implementation of its new investment program in 2010, which changed the Fund’s strategies and risks.

Portfolio Management

Investment Adviser and Subadvisers

Van Wagoner Capital Management, Inc. is the investment adviser of the Fund.

Currently, none of the Subadvisers have been allocated Fund assets to manage.

Portfolio Manager

Garrett Van Wagoner, President and a director of VWCM , has been the portfolio manager since 2010.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund through your broker, by writing to the Fund at Embarcadero Funds, Inc. c/o Mutual Shareholder Services LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, or by calling Shareholder Services at 1-800-228-2121 (for existing shareholders).  Shares may be purchased by mail, wire, telephone or electronic funds transfer.  You may receive redemption proceeds by wire or by check.

The Fund has a $10,000 minimum initial investment amount, and a $1,000 additional investment amount.

Tax Information

Distributions from the Fund are generally taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment.  Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Additional Information about the Funds

While each Fund seeks capital appreciation under normal circumstances, there are differences in their strategies, risks and performance, as described in this Prospectus.

The Funds are designed for long-term investors, and many factors affect their performance.  The Funds’ share prices change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments.  The Funds’ reaction to these developments will be affected by the types of securities in which the Funds invest, the financial condition, industry and economic sector, and geographic location of an issuer, and the Funds’ level of investment in the securities of that issuer.

For more information about the types of investments made by the Funds, see Investment Strategies at page [xx] of the Statement of Additional Information.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Objectives

The Board of Directors may change the Funds’ investment objectives without shareholder approval.  Shareholders will receive no less than 60 days’ advance written notice of any such change.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures relating to selective disclosure of portfolio holdings is available in the Funds’ Statement of Additional Information and on the Funds’ website.

Dividend Expenses on Short Sales

As noted under Annual Fund Operating Expenses, the Funds are expected to incur dividend expenses on short sales.  When a Fund sells a security short, it borrows the security from a lender and then sells the security in the general market.  The Fund is obligated to pay any dividend declared during the duration of the short position to the lender from which the Fund borrowed the security, and the Fund is obligated to record the payment of the dividend as an expense.  Dividend expenses are not fees charged to shareholders by the Fund or any Fund service provider, but are similar to transaction costs or capital expenditures related to the on-going management of the Fund’s portfolio.

More Information about the Subadvisers’ Investment Strategies

The Funds and Subadvisers will use a combination of the following investment strategies, although the use of any particular investment strategy will fluctuate over time:

Long-Biased or Long-Only Equity Strategies seek to capitalize on underpriced equity securities or on positive market trends and may focus in certain securities markets, industries, company sizes, or geographical areas.  These strategies are primarily managed for absolute return, which means that a Subadviser assesses risk and opportunity on an absolute, as opposed to an index-relative, basis, by focusing on relatively few investments that a Subadviser believes are undervalued and either offer a margin of safety, or offer high growth opportunities.  Selective hedging through the use of short sales or options may be utilized to manage risk exposure.  These strategies may also focus on special situations or events, including distressed equities.

Long/Short or Hedged Equity Strategies seek to invest in securities that a Subadviser believes to be undervalued or to offer high growth opportunities, while also seeking to minimize overall market risk to take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indexes to hedge risk.  Subadvisers may also use derivatives, including options, financial futures and options on futures.  Long and short positions may not be maintained in equal amounts and, thus the Subadviser may not seek to neutralize general market risks.

Long/Short Equity Market Neutral Strategies seek to neutralize exposure to general domestic market risk by primarily investing in common stocks that are undervalued and selling short those stocks that are considered to be overvalued.  The Subadvisers implementing these strategies intend to maintain approximately equal value exposure in long and short positions in order to offset the effects of general stock market movements.

Short-Biased Strategies focus on the practice of selling a security that the Fund does not own at the time of the sale.  Short selling is done with the intent of later purchasing the security at a lower price, seeking to profit from an expected decline in the price of a security.  Typically, the short-seller will borrow the securities to be sold, and later repurchase identical securities for return to the lender.  If the security’s price falls, the short-seller profits from having sold the borrowed security for more than the subsequent payment for the security.  However, if the security’s price rises, the short seller loses by having sold the security for less than the price at which it must later be bought.

Convertible Arbitrage Strategies seek to take advantage of the pricing inefficiencies of the embedded option in a convertible bond.  Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock.  Some Subadvisers may also seek to hedge interest rate exposure.  Some Subadvisers may also employ leverage, which involves the use of debt to finance the purchase of investments and results in the Fund controlling more assets than it has equity.  The Fund may use certain derivatives to obtain greater leverage (with fewer assets) than would otherwise be achievable.  Certain strategies may maintain a sector- and market-neutral portfolio.  The average grade of bond in a portfolio is typically below investment grade, with individual ratings ranging from AA to CCC.

Other Relative Value or Arbitrage Strategies involve strategies that invest both long and short in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities.  Arbitrage opportunities arise in the equity, credit and derivatives markets.  They may include, among other things, pairs trading, where a Subadviser takes long and short positions in securities of different companies in the same industry, convertible bond arbitrage, described above, merger arbitrage, described below, or fixed income or interest rate arbitrage, including interest rate swap arbitrage or U.S. or non-U.S. government bond arbitrage.

Market or Sector Timing/Trading Strategies seek to benefit from cyclical relationships between movements in certain market indices, sectors, security types, and other benchmarks that have demonstrated a degree of consistency and correlation to past movements similar in nature and magnitude.

Fixed Income, Long/Short Credit and Distressed Debt Strategies invest primarily in debt securities of domestic and foreign governments, agencies, and companies of all maturities and qualities, including high yield (junk) bonds and Treasury Inflation-Protected Securities (“TIPS”), ETFs and emerging market debt.  Long/short credit strategies are similar to the long/short equity strategies described above, but involve the credit markets instead of equity markets.  A Subadviser using this strategy seeks to take advantage of deeply discounted debt securities of companies that appear to have significant upside potential.  A Subadviser may invest in debt securities that fall below investment grade debt —commonly referred to as “junk bonds.”  Strategies may focus on short positions by utilizing credit default swaps to anticipate the decline in the price of an overvalued security or utilizing Treasury futures to hedge interest-rate risk.  The Fund may invest in mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and other mortgage-related securities (“Mortgage-Related Securities”).  Mortgage-Related Securities may also include securities rated below investment grade or unrated, under-performing or distressed debt, equity securities issued by issuers of collateralized debt obligations, and special situation investments, such as distressed corporate or sub-prime mortgage securities.  Distressed securities may also be issued by companies ranging from those undergoing restructurings in bankruptcy proceedings, to those attempting to restructure out of court, to those that are healthy but have short-term cash flow or liquidity problems.  Strategies may also involve leverage and hedging through the use of ETFs or various derivatives, such as futures, credit default swaps or total return swaps or committed term reverse repurchase facilities or other financings in order to enhance risk-adjusted return.

Event-Driven Strategies seek to capture price movements generated by anticipated corporate events, such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spinoffs, balance sheet restructuring, bankruptcy and other situations.  Event-driven strategies can involve distressed securities, as described above, or other special situation investments.  Special situation securities include the securities of a company or companies undergoing a restructuring or reorganization or engaged in a corporate transaction, such as a leveraged buy-out or merger.  Merger arbitrage, sometimes called risk arbitrage, involves investing in both long and short positions in securities involved in an announced merger deal.  In a cash merger, an acquirer proposes to purchase the shares of the target for a certain price in cash. Until the acquisition is completed, the stock of the target typically trades below the purchase price.  An arbitrageur buys the stock of the target and makes a gain if the acquirer ultimately buys the stock.  In a stock-for-stock merger, the acquirer proposes to buy the target by exchanging its own stock for the stock of the target.  An arbitrageur may then sell securities of the acquirer and buy the stock of the target.  This process is called “setting a spread.”  After the merger is completed, the target's stock will be converted into stock of the acquirer based on the exchange ratio determined by the merger agreement.  The arbitrageur delivers the converted stock into his short position to complete the arbitrage.  Other event-driven strategies involve opportunistic strategies, where the investment theme changes from strategy to strategy as opportunities arise, to seek to profit from events such as IPOs, sudden price changes often caused by an interim earnings disappointment, hostile bids, and other event-driven opportunities.

Global Macro Strategies seek to take advantage of investment opportunities that arise from changes in macro-economic conditions.  Subadvisers invest on the basis of forecasts and analysis about interest rate trends, movements in the general flow of funds, political changes, government policies, inter-government relations, and other broad systemic factors.  Subadvisers may invest in equity, fixed income, currencies, or instruments exposed to precious metals or commodities in domestic, international and high-growth emerging markets.  Subadvisers may utilize positions held through individual securities, ETFs, derivative contracts, swaps or other financial instruments linked to major market, sector or country indices, fixed income securities, currencies and commodities.  Subadvisers may invest in a limited number of securities, issuers, industries, or countries which may result in higher volatility.  Subadvisers may take long or short positions in any of these instruments.

Sector Strategies focus on investments in particular geographical locations or types of companies categorized by any range of factors, including market capitalization or industry.  These strategies include emerging market or foreign strategies where a Subadviser invests in the equity or debt securities of companies located outside of the U.S.  They may also include micro or small-cap growth and value strategies, where the Subadviser screens potential investments based on the market capitalization or other factors involving the relative size of the company.  Sector strategies may also seek to exploit opportunities in niche areas such as technology, healthcare, biotechnology, banking, pharmaceuticals, energy, basic materials or any other industry.  In any sector strategy, a Subadviser may be long-only, or hold a hedged position.  Further, a Subadviser may invest in different types of securities or instruments when pursuing a sector strategy, and may hold multiple classes of an issuer’s securities or instruments related to that issuer (i.e., equity, debt, convertibles or derivatives).

Systematic or Trading Strategies use quantitative-based strategies to invest, where trading is done mathematically, generated by trading programs generally without human intervention once an algorithm has been inputted.  Systematic strategies may be combined with other strategies for a multi-strategy approach.  Systematic strategies may encompass systematic diversified strategies, involving trading in diversified markets, or systematic currency, involving trading in currency markets.  Some systematic strategies are trend following, and others are non-trend following.  Trend-following strategies seek to take advantage of long-term movements in various markets.  A trend-following strategy seeks to benefit from both sides of the market trend, seeking profits from increases and decreases in the prices of securities.  Subadvisers who use this strategy can use current market price calculation, moving averages and channel breakouts to determine the general direction of the market and to generate trade signals. A Subadviser using trend-following strategies generally does not aim to forecast or predict markets or price levels; it seeks to identify and take advantage of the trend and follow it.  Non-trend following strategies, or countertrend strategies, seek to profit from trend reversals, where, using similar tools as trend-following strategies, a Subadviser seeks to identify the end of the trend and take advantage of a reversal of the trend.  Systematic strategies may also include commodity trading advisors, who trade in futures or options contracts in commodity markets.

Fundamental Strategies, as opposed to systematic strategies, involve selecting investments based on research specific to the company, including analysis of such factors as a company’s price-to-earnings ratio, yield, price-to-book values, price-to-cash flow ratios, financial strength and other factors.  A Subadviser analyzes a company’s products or services, strength and weaknesses in specific areas (for example, research, product development or marketing), or its management teams and financial resources.  Fundamental strategies can seek growth or value companies.  Growth companies generally exhibit more earnings growth than the broad equity market while value companies are those that, in a Subadviser’s opinion, are undervalued relative to the market.  A value strategy invests in securities perceived to be selling at deep discounts to their intrinsic or potential worth and may be out of favor or followed by fewer analysts.  Research on companies is conducted based on internal analysis, meetings with company management and materials provided by analysts and other third parties.

Privately Negotiated Options Strategies invest in privately negotiated options that are based on an asset or a basket of securities.  Privately negotiated options will allow the Fund to benefit from an increase in the value of the asset or basket without owning the asset or the securities that comprise the basket.  Privately negotiated options are intended to allow for economic leverage without incurring risk beyond the premium paid for the option.

Additional Information About Risks

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The following risks are applicable to each of the Absolute Return Fund and Market Neutral Fund.

Market Risk.  The prices of securities rise and fall as market and economic conditions change.  The Fund’s investments are particularly volatile.  Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide, which may have an adverse effect on the Fund.  Investment strategies that have historically been non-correlated or have demonstrated low correlations to one another or to world financial market indices may become correlated at certain times and, as a result, may cease to function as anticipated.

Management Risk.  The Subadvisers may select securities that underperform the stock market or other funds with similar investment objectives and strategies.  VWCM may select Subadvisers or underlying funds that underperform.  In addition, because each Subadviser makes investment decisions independently, it is possible that the Subadvisers’ security selection processes will not complement each other.

Aggressive Investment Risks.  The Fund will employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales, leverage and derivatives transactions.  Subadvisers may use these strategies for both hedging and non-hedging purposes.  The Subadvisers may not be successful in using these strategies, which could result in significant losses.

Derivatives Risk.  The Fund may invest in derivative instruments, which can be volatile, with sudden and unpredictable changes in price or liquidity, and may result in investment losses greater than their cost would suggest.  This means that a small investment in a derivative could have a large potential impact on the performance of the Fund.  Derivatives involve significant risk, depending on the type of derivative, including counterparty risk, credit risk, currency risk, leverage risk, liquidity risk or basis risk.  In particular, derivatives such as “synthetic options” and other types of options or futures, swap agreements, derivatives written by or privately negotiated with financial intermediaries, and any other derivative traded over the counter, are subject to the risk that the counterparty to the transaction is unable or unwilling to perform its obligations when they become due.  In some cases, the Fund may make periodic payments that it cannot recover.

Leverage Risk.  Leverage transactions, including borrowing money, selling securities short, lending portfolio securities, entering into reverse repurchase agreement, and investing in certain derivatives, create the risk of magnified capital losses.  Leverage may exaggerate the effect of a change in the value of the Fund’s portfolio securities, causing the Fund to be more volatile than if leverage was not used.  The use of leverage may increase (or decrease) the Fund’s return when the Fund earns a greater (or lesser) return on leveraged investments than the cost of the leverage.  In an extreme case, the Fund’s current investment income may not be sufficient to meet the interest expense of leveraging, and it may be necessary for the Fund to liquidate certain of its investments at an inopportune time.

Short Selling Risk.  The Fund may not always be able to borrow a security or close out a short position at a favorable price, and may have to sell long positions at unfavorable prices to cover short positions.  The Fund will lose money from a short sale if the price of the security increases between the date of the short sale and the date when the Fund replaces the borrowed security.  The potential loss is potentially unlimited.

Market-Neutral Investing Risk.  A Subadviser may employ a market-neutral strategy, meaning it takes long and short positions in different stocks to try and protect the Fund from general market movements.  The long positions could decrease in value at the same time the securities sold short increase in value, increasing the potential for loss.

Merger Arbitrage Risk.  Some Subadvisers may use merger arbitrage strategies, which involve purchasing shares of an announced acquisition target or shorting shares of the acquiring company.  If the acquisition is not completed, the Fund may realize losses on either or both positions.

Event-Driven Strategies Risk.  Special situations and event-driven strategies are inherently speculative in nature.  Investments pursuant to special situations and event-driven strategies require a Subadviser to make predictions about the likelihood of a corporate event and its impact on a company, and a Subadviser may make inaccurate predictions.  The anticipated event and/or impact of the event may never be realized and losses may result.  An investment made pursuant to this strategy is subject to the risk of complete loss.

Distressed Securities Risk.  The Fund may purchase securities of distressed companies, which could involve legal difficulties and negotiations with creditors and other company claimants.  Securities of distressed companies are generally illiquid, and there can be a significant time lag between investing and receiving proceeds from the investment, if at all.

Interest Rate Risk.  The value of the Fund’s investments may change in response to changes in interest rates.  An increase in interest rates typically causes a fall in the value of the debt securities that the Fund holds.  Issuers may also prepay obligations on fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates.

Credit Risk.  The Fund may invest in debt obligations, which are generally subject to the risk that the issuer is unable to make principal and interest payments when they are due.  Non-investment grade debt, also known as “junk bonds,” has a higher risk of default and is generally less liquid than higher-rated securities.  The Fund may also invest in asset-backed securities, collateralized mortgage obligations or collateralized debt obligations.

Liquidity Risk.  Illiquid and restricted securities may have limitations on resale, resulting in expense and delay.  Restricted and illiquid securities are extremely difficult to value, and the Fund may not be able to dispose of them promptly and/or may only be able to do so at substantial discounts.  Significant positions in other instruments, including those in which there is low trading volume, also may be difficult for the Fund to liquidate and could result in losses.

Restricted Securities Risk.  Rule 144A securities, which are restricted securities, may be less liquid investments than registered securities because such securities may not be readily marketable in broad public markets.  A Rule 144A restricted security carries the risk that the Fund may not be able to sell the security when a Subadviser considers it desirable to do so and/or may have to sell the security at a lower price.

Foreign and Emerging Markets Securities Risk.  The Fund may invest in foreign securities and depositary receipts relating to foreign securities.  Investments in foreign markets involve significant political, regulatory and economic risks, including changes in U.S. and foreign laws relating to foreign investment.  Risks may include changes in foreign currency exchange rates or controls, which could cause the value of the Fund’s securities to decrease depending on foreign exchange rates.  Other risks include trading, settlement, custodial and other operational risks, differences in accounting standards and policies and in the type and nature of disclosures required, withholding or other taxes, and limitations on repatriation of invested capital.  All of these factors could make foreign securities less liquid, more volatile and harder to value than U.S. securities.  These risks are higher in developing countries.

Market Capitalization Risk.  The Fund may invest in small- and mid-sized companies.  The prices of small companies’ securities are generally more volatile than the prices of large companies’ securities.  This is because small companies may be more reliant on a few products, services or key personnel, and can be riskier than larger companies with more diverse product lines and management.  Also, there may be less information available about these companies, and they may be more difficult to value.  Because smaller companies may have fewer shares of stock outstanding or their shares trade less frequently, some of the Fund’s securities may be difficult to sell at the time or price desired.

Swap Contract Risks.  The Fund may engage in interest rate, currency, equity and credit default swaps (“CDS”), and related instruments, which require a Subadviser to forecast, among other things, interest rate movements, currency fluctuations, market values and the likelihood of credit events for a securities issuer.  Such forecasting is inherently difficult and entails investment risk.  In addition, each swap exposes the Fund to counterparty risk, and a Subadviser may concentrate any or all of its swap transactions, including CDS, in a single counterparty or small group of counterparties.  If a counterparty defaults, the Fund’s only recourse will be to pursue contractual remedies against the counterparty, and the Fund may be unsuccessful or delayed in such pursuit.

Convertible Security Risks.  Convertible securities entail some of the risks of both equity and debt securities.  While fixed-income securities generally have a priority claim on a corporation’s assets over that of common stock, some of the convertible securities that the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income from or a decline in the market value of the securities.  In addition, convertible securities often display a degree of market price volatility that is comparable to common stocks.

Registered Investment Company and ETF Risk.  Shareholders can invest directly in most underlying funds or ETFs selected by VWCM.  By investing in the underlying funds or ETFs indirectly through the Fund, shareholders pay both their share of the Fund’s expenses (including operating costs and advisory and administrative fees) and the similar expenses of the underlying fund or ETF.  ETFs trade on securities exchanges, so the market price of ETFs may not correspond exactly with their net asset values.

Portfolio Turnover Risk.  As a result of the Fund being likely to have an annual portfolio turnover rate over 100%, the Fund will incur greater transaction costs for buying and selling securities than it otherwise would.  High portfolio turnover could result in increased realized gains to shareholders.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

Additional Information

If you would like further information about a Fund, including how it invests, please see the Funds’ Statement of Additional Information, which is available upon request.

Management of the Funds

Investment Adviser

The Funds are advised by Van Wagoner Capital Management, Inc., Three Embarcadero Center, Suite 1120, San Francisco, California 94111.  VWCM was organized on October 24, 1995, and Garrett R. Van Wagoner, President and a director of VWCM, controls VWCM.

Mr. Van Wagoner is responsible for overseeing the Subadvisers and allocating assets among them.  Mr. Van Wagoner has more than 30 years of experience as a securities analyst and portfolio manager and began providing research and portfolio management for the Embarcadero Funds in 1995.  From 1993 to 1995, he was portfolio manager of the Govett Smaller Companies Fund, a portfolio of the Govett Funds, Inc.  Before that, he was senior vice president at Bessemer Trust, N.A., since 1982, where he was responsible for its emerging growth stock investment program.

VWCM is responsible for overseeing the Subadvisers, recommending the selection of the Subadvisers to the Funds’ Board of Directors, evaluating the performance of the Subadvisers, monitoring changes at the Subadvisers’ organization, overseeing the operational aspects of the Funds and coordinating with the Subadvisers with respect to diversification and other compliance responsibilities.  VWCM (except when investing in registered funds or making direct investments) generally is not responsible for the day-to-day investment decisions for a Fund.  The Subadvisers have this responsibility and are responsible for implementing the Funds’ strategies, selecting individual securities and selecting brokers and dealers to execute transactions for the Funds.  VWCM pays the fees of the Subadvisers, and thus the Subadvisers’ fees do not impact a Fund’s management fee.

The current Investment Advisory Agreement for the Funds became effective on February 1, 2010, following shareholder approval.  Under the current Investment Advisory Agreements, each Fund pays VWCM an annual management fee equal to the percentage of its average daily net assets as shown in the table below.

Fund	Fee, as a percentage of average daily net assets
Absolute Return Fund	2.00%
Market Neutral Fund	2.00%

Under the prior advisory agreements for the Absolute Return Fund and Market Neutral Fund, VWCM was compensated at a basic fee rate of 1.25% and 1.15%, respectively, of each Fund’s average daily net assets.  During the 2009 fiscal year, the Funds were subadvised by a subadviser who no longer provides services to the Funds.

Subadvisers

The Funds operate using a “manager of managers” structure allowing VWCM and a Fund to (1) engage new or additional subadvisers; (2) enter into and modify existing investment subadvisory agreements; and (3) terminate and replace subadvisers, in each case without obtaining further approval of a Fund’s shareholders, provided that (a) the subadviser is not an “affiliated person” of VWCM or the Funds, other than by reason of serving as a subadviser to a Fund, (b) the subadviser is registered as an adviser under the Investment Advisers Act of 1940, and (c) the Board has approved the new or amended subadvisory agreement.  The Funds and VWCM have received relief from the Securities and Exchange Commission (“SEC”) from certain provisions of the Investment Company Act of 1940 to use the “manager of managers” structure.  A Fund will provide its shareholders, within 90 days of a change to a Fund’s subadvisory agreement, with an information statement containing information about the subadviser and the subadvisory agreement, similar to that which would have been provided in a proxy statement seeking shareholder approval of such arrangement or change thereto.

The Subadvisers who may provide day-to-day advisory services to the Absolute Return Fund include:

AlphaStream Capital Management LLC

Sage Capital Management, LLC

TWIN Capital Management, Inc.

Nicholas Investment Partners, L.P.

Simran Capital Management LLC

Sunnymeath Asset Management, Inc.

SSI Investment Management, Inc.

The Subadvisers who may provide day-to-day advisory services to the Market Neutral Fund include:

AlphaStream Capital Management LLC

Sage Capital Management, LLC

TWIN Capital Management, Inc.

In the future, VWCM and the Fund may remove Subadvisers, or add Subadvisers to these groups.  Additional information regarding these Subadvisers is provided below and in the Statement of Additional Information.

AlphaStream Capital Management LLC (“AlphaStream”) was formed in June of 2002 by the former U.S. quantitative equity portfolio management team of Zurich Scudder Investments, Inc. (“ZSI”).  The firm believes in a fundamental quantitative approach that is applied using a strategy that has been researched, tested, and implemented, to balance reward to risk to meet client objectives.  AlphaStream is located at 2423 Webb Ave. Unit C, Alameda, CA 94501 and, as of December 31, 2009, had approximately $17 million in assets under management, of which approximately all of it is in a long/short equity strategy.  AlphaStream was founded by Stephen Marsh and Robert Tymoczko, AlphaStream’s two principals.  Mr. Marsh and Mr. Tymoczko have worked together for 11 years as a team, first for three years as co-heads of U.S. quantitative equities at ZSI and then for 8 years at AlphaStream.

Sage Capital Management, LLC (“SCM”) specializes in U.S. convertible arbitrage strategies.  The strategy involves purchasing interest-bearing convertible debentures and high yielding convertible preferred stocks.  These long convertible positions are then hedged against stock market risk by selling short a percentage of the underlying common stock and/or by writing an appropriate number of equity call options.  The firm has managed domestic limited partnership funds open to both individual and institutional investors as well as a number of separately managed accounts for over twenty years.  SCM was founded in 1988 by Peter deLisser for the purpose of investing client capital in convertible arbitrage strategies.  SCM is located at 665 South Orange Avenue, Suite 3, Sarasota, FL 34236.  SCM is wholly owned by Mr. deLisser, Karen Heston and Michael Ippolito, its three principals.

TWIN Capital Management, Inc. (“TWIN”) focuses on large and mid-cap U.S. equities and has nearly 20 years of long/short management experience.  The firm was founded in 1990 by Geoffrey Gerber, Ph.D., formerly of Mellon Equity Associates, beginning with a long/short, market-neutral strategy.  TWIN is a research-intensive organization, and all of its strategies are driven by models.  TWIN is located at 3244 Washington Road, Suite 202, McMurray, PA 15317.  Assets under management were approximately $707 million as of December 31, 2009.  TWIN is wholly-owned by Mr. Gerber.  Christopher Erfort, James Hough, and James Drake are also senior executive officers of TWIN.

Nicholas Investment Partners, L.P. (“Nicholas”) is an independent, employee-owned investment management firm specializing in small to mid-cap growth equity and convertibles.  It was founded in 2006 by Catherine Nicholas and Art Nicholas, the original partners of Nicholas-Applegate Capital Management (“NACM”).  Combined, they have over 57 years of experience managing institutional investments across equity markets and other asset classes.  After the expiration of their non-competition agreements related to the sale of NACM, they built the necessary infrastructure to manage equity and convertible strategies for institutional clients, including adding senior investment and client service professionals.  Together, they each have over 20 years average institutional experience, through several market and industry cycles.  Nicholas is located at 6451 El Sicomoro, Rancho Santa Fe, CA 92067.  Assets under management were approximately $290 million as of March 31, 2010.  Catherine Nicholas and Art Nicholas, along with John Wylie, Arthur Gleeson, Laura DeMarco and Tammy Wiseman are the principal owners and partners of Nicholas.

Simran Capital Management LLC (“Simran”) is an asset management firm dedicated to providing asset management for investment strategies in the high yield credit markets.  The Simran professionals have an extensive background in high yield investing, trading, restructuring and bankruptcy advisory, and investment banking.  Simran has developed its Pre-Event Driven Activist Strategy, which seeks to employ a risk-averse investment profile while maintaining a low correlation to equity and debt markets.  The strategy includes a multi-tiered credit research approach, which uses a proprietary statistical model to screen the entire high yield market to identify bonds as rich or cheap.  The managers selectively assemble a portfolio of credits trading below base recovery values, which are generated by using investment banking financial models to identify worst-case scenario valuations in the event of liquidation, restructuring or bankruptcy for each issue in the high yield universe.  Management has combined over 80 years of expertise in intensive credit and valuation analysis as investment bankers, restructuring advisors and traders.  Simran is located at Two Prudential Plaza 180 North Stetson, Suite 3500, Chicago, IL 60601.  Assets under management were approximately $375 million as of December 31, 2009.  Simran is owned entirely by its employees with Mesh Tandon as the Managing Partner.

Sunnymeath Asset Management, Inc. (“Sunnymeath”) uses strategies that seek to capitalize on market opportunities in a variety of asset classes and sectors.  It was founded in 1996 by James P. O’Mealia, who has over 30 years of investment experience in equity and fixed income securities.  Sunnymeath has significant experience in the energy, utility, metals, materials, retail and industrial sectors, and extensive experience restructuring distressed high yield bond issuers.  Sunnymeath is located at 151 Bodman Place, Suite 100, Red Bank, NJ 07701.  Assets under management were approximately $70 million as of February 28, 2009.  Sunnymeath is wholly owned by Mr. O’Mealia.

SSI Investment Management, Inc. (“SSI”) was founded in 1973 and uses systematic investment strategies, and it integrates a disciplined quantitative process with fundamental analysis.  SSI has over 36 years of experience, and the senior investment team has worked together for more than 15 years.  SSI’s original vision, when it was founded in 1973, was to develop a strategy that could provide consistent returns irrespective of market movements.  SSI applies statistical analysis to the stock market, and created a thirteen-factor quantitative ranking system, which led to the launch of the first equity market-neutral strategy in 1974.  Early in SSI’s history, in addition to the long/short equity market-neutral strategy, it tested various other hedging techniques, including hedging bonds, looking for those sustainable strategies that would provide alpha.  In 1994, with the addition of George Douglas, SSI added Hedged Convertibles to its product spectrum.

SSI is located at 9440 Santa Monica Boulevard, 8th Floor, Beverly Hills, CA 90210.  Assets under management were approximately $1.1 billion as of March 9, 2009.  SSI is wholly-owned by its employees, and its principals are Amy Jo Gottfurcht, Chairman and Chief Executive Officer, John D. Gottfurcht, President, and George Douglas, Chief Investment Officer.

A discussion regarding the basis for the Board of Director’s approval of the investment advisory agreements is available in the Funds’ Annual Report to shareholders.

Other Service Providers

Fund Accountant and Transfer Agent:  Mutual Shareholder Services, LLC (“MSS”) provides fund accounting and certain administration services to the Funds.  MSS also serves as the Funds’ Transfer Agent and provides transfer agency services to the Funds.

Custodian:  UMB Bank, n.a. provides custody services to the Funds.

Independent Registered Public Accounting Firm:  Tait, Weller & Baker LLP is the Funds’ independent registered public accounting firm.

Principal Underwriter:  Rafferty Capital Markets, LLC provides distribution services to the Funds.

Embarcadero Funds: Your Investment

Here is what you need to know about opening and maintaining your account with the Embarcadero Funds.

How Shares Are Priced

When you buy or sell (redeem) Fund shares, the Funds will price your transaction at the next net asset value (“NAV”) calculated after the Funds receive your request in good order.  You pay no front-end sales charge or commission (except for a $20 fee for redemptions made by wire and an $8 annual maintenance fee per IRA account).  There is, however, a redemption fee payable to the Fund if you sell your shares within 90 days of purchase.  See Redemption Fee on page [XX].

The Funds calculate NAV, the price of one share of a Fund, at the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange (“NYSE”) is open. The NYSE is closed on weekends and national holidays.

If the transfer agent receives your buy or sell request in good order before the close of regular trading on the NYSE, you will pay or receive that day’s NAV. If the transfer agent receives your buy or sell request in good order after the close of regular trading on the NYSE, you will pay or receive the next day’s NAV. See Other Purchase, Redemption and Exchange Policies on page [XX] for a definition of “good order.”

Foreign securities owned by a Fund may trade on weekends or other days when the Fund does not price its shares.  As a result, a Fund’s NAV may change on days when you will not be able to purchase or redeem the Fund’s shares.

Securities held by the Funds are valued based on their current market value pursuant to valuations provided by independent pricing services.  Equity securities (including securities sold short) are valued using the official closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded.  Securities for which there were no transactions are valued at the closing bid prices.  Securities sold short for which there were no transactions are valued at the closing ask prices.  Options written or purchased by the Funds are valued at the last sales price if such sales price is between the current bid and asked prices.  Otherwise, options are valued at the mean between the current bid and asked prices. The Funds value debt securities maturing within 60 days at amortized cost.  If market prices are not readily available for particular securities, including private equity securities, the Funds price these securities at their fair value.

The Board of Directors has adopted a fair value pricing policy setting forth procedures to follow if market prices are not readily available for particular securities.  For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Funds calculate NAV, the security’s fair value will be determined.  In the case of private equity securities, if any, fair value determinations will be made by the independent directors; in all other cases, the Board of Directors has delegated responsibility for making fair value determinations to VWCM in accordance with the Funds’ fair value pricing policy.  The Board may, in the future, delegate fair value determinations regarding private equity securities to VWCM.  Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations.  A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities.  There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

Establishing an Account

The Funds are no-load. Unless the redemption fee applies, you pay no sales charge to buy, sell or exchange shares, but the Funds do charge a 12b-1 fee of up to 0.25%.  See 12b-1 Fees on page [XX].  (There is a $20 fee for redemptions made by wire and an $8 annual maintenance fee per IRA account).

Each Fund has a $10,000 minimum initial investment amount, and a $1,000 additional investment amount.

The Funds may waive the minimum investment amount for qualified retirement plans.  Investors must pay for purchases in U.S. dollars, by checks drawn on U.S. banks. The Funds will not accept cash, money orders, third-party checks, credit cards, credit card checks, travelers checks, starter checks or checks drawn on banks outside the United States.

If you invest through a brokerage firm or other financial institution, the policies and fees may be different from those described in this Prospectus.  Financial advisers, supermarkets, brokerage firms and other financial institutions may charge transaction and other fees and may set different minimum investments or limitations on buying and selling shares.  Consult a representative of your financial institution if you have any questions.  Your financial institution is responsible for transmitting your order in a timely manner.

Account Servicing Fee.  The Funds impose a quarterly account servicing fee of $6 to investors whose investment in a Fund, for any reason, falls below $2,500 for regular accounts and $1,000 for IRAs, UGMA and UTMA accounts. For investors in the Automatic Investment Plan (“AIP”), the quarterly account servicing fee may apply to all AIP accounts that cease contributions before reaching the applicable account minimum. The quarterly account servicing fee will not apply to investors who have a combined balance of at least $15,000 in the Funds that are registered under the same tax identification number.

If the quarterly account servicing fee is charged, the Funds will determine the amount of your investment four times per year, generally the last Friday in March, June, September and December. If your account is less than the applicable minimum, and your combined balance is less than $15,000 in all Embarcadero Funds registered under the same tax identification number, shares in your account will automatically be redeemed to pay the fee. The quarterly servicing fee is intended to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long-term. The Funds may, in limited circumstances and in their sole discretion, waive the imposition of the quarterly servicing fee.

Accepting orders. You must properly complete the New Account Application to establish telephone and exchange privileges. The Funds may return incomplete applications or checks.  The Funds may also reject applications if your identity cannot be verified.  See Customer Identification Program on page [XX].

Each Fund may reject any purchase order or refuse a telephone transaction if the Fund believes it is advisable to do so. The Funds may reject applications that do not have a U.S. address and a Social Security Number or a W-8BEN. The Funds reserve the right to reject an account if you are investing for another person as attorney-in-fact, or an account with “Power of Attorney” or “POA” in the New Account Application registration section.

Certificates. The Funds do not issue stock certificates. You will receive a statement confirming your purchase.

Opening an Account

•

You must complete a New Account Application.  This may be requested by calling Shareholder Services at 1-800-228-2121, or found online at www.embarcaderomutualfunds.com

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If you are opening an IRA, please complete a Traditional or Roth IRA Account Application.

By Mail or Overnight or Express Mail

•

Mail the completed Application with a check payable in U.S. dollars to Embarcadero Funds to:

Embarcadero Funds, Inc.

c/o Mutual Shareholder Services LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

•

For overnight or express mail, use the same address above.

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The Funds do not accept cash, money orders, third-party checks, credit cards, credit card checks, travelers checks, starter checks or checks drawn on banks outside the United States.

By Wire

•

Call 1-800-228-2121 for instructions prior to wiring the Funds.  Please see wire instructions on page [XX].

By Telephone

•

Telephone transactions may not be used for initial purchases.

Automatic Investment Plan

•

Complete the AIP section on your New Account Application, and open your account with at least $10,000.

•

Each month, quarter or year, the amount you specify ($1,000 or more) is automatically withdrawn from your bank account to buy Fund shares. You can choose to have withdrawals on either the 5th or the 20th calendar day of any month. You will receive quarterly statements showing these purchases.  If you do not select a day of the month for the AIP withdrawal, funds will be drafted on the 20th calendar day of the month.

•

Shares may also be purchased through direct deposit plans offered by certain employers and government agencies.  These plans enable shareholders to have all or a portion of their payroll or Social Security checks transferred automatically to purchase Fund shares.

•

The Funds do not charge a service fee for the AIP, but if there is not enough money in your bank account to cover the withdrawal, you will be charged $20, your purchase will be cancelled, and you will be responsible for any resulting loss to the Funds.

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A 100% redemption/transfer of all funds from your account will automatically discontinue the AIP.  If you wish to terminate your AIP, you may send the Funds a written request at least 10 business days before your next AIP withdrawal date or call Shareholder Services at 1-800-228-2121.

Buying Shares

•

Once your account is established, you can view your account online at www.embarcaderomutualfunds.com.  You will not be able to purchase shares online, but can purchase shares:

By Mail or Overnight or Express Mail

•

Complete the investment slip that is included with your account statement, and write your account number on your check.  If you no longer have your investment slip, please reference your name, address, account number, and the Fund name on your check.

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Use the addresses provided on page [XX] under “Opening an Account – By Mail.”

By Wire

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Please call 1-800-228-2121 prior to sending a wire, and you will be provided wire instructions.  When sending a wire, please be sure to include your account number and the name of the Fund(s) to be purchased.

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Wired funds are considered received in good order on the day they reach the Funds’ bank account by the Funds’ purchase cut-off time (4:00 p.m. Eastern time) and all required information is provided in the wire instructions. If a wire is incomplete, it may be returned. The wire instructions will determine the terms of the purchase transaction.

By Telephone

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You must select this service on your account application before making your first telephone transaction.  If you have done so, you may call 1-800-228-2121 to purchase shares in an existing account.  Your purchase will be effective at the NAV next computed after your instruction is received in proper form by the transfer agent.

For more information on telephone and wire transactions, please see Other Purchase, Redemption and Exchange Policies on page [XX].

By Electronic Funds Transfer

•

The Funds require 15 calendar days to verify your bank information before initiating this privilege. If your account is already open and you would like to establish electronic funds transfer privileges, call 1-800-228-2121.

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Request the electronic transfer by phone or in writing, in amounts from $1,000 to $50,000 per day.

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The Funds withdraw money from the bank account you designated when establishing the privilege and invest it at the following business day’s NAV calculated after they receive your transfer request in “good order.”

Automatic Investment Plan

•

If your account is already open and you would like to add the AIP, please visit www.embarcaderomutualfunds.com and complete the Shareholder Service Form, call 1-800-228-2121 for the form or send a Letter of Instruction.  Please send to the Embarcadero Funds or call Shareholder Services at 1-800-228-2121 for assistance. AIP investment minimums apply.  Adding the AIP to your existing account requires a Medallion Signature Guarantee or a voided check, described on page [XX].

•

The Funds require 15 calendar days to verify your bank information before initiating the AIP.

Other Purchase Policies

Right to refuse any purchase order.  The Funds reserve the right to refuse any purchase order at their discretion.  This includes exchanges from other mutual funds.  The Funds specifically may refuse purchase orders or exchanges from shareholders that would result in that shareholder’s beneficial ownership in a particular Fund exceeding 5% of the Fund’s assets.  For more information about this limitation and whether you may be prevented from purchasing additional shares of a Fund, please contact 1-800-228-2121.

Returned checks/insufficient funds. The Funds will charge a $20 service fee against your account for any check or electronic transfer returned unpaid. Your purchase will be cancelled, and you will be responsible for any resulting loss to the Funds.

Redemption requests shortly after purchase.  Redemption payments may be delayed up to 15 calendar days to make sure there are sufficient funds to cover the check or electronic transfer you used to make the purchase.

Purchases Through Third Parties.

If you buy shares from a broker-dealer, financial institution, including a fund supermarket, or other provider, their policies and fees may differ from those described here, and your intermediary may charge a fee for its services, in addition to the fees charged by the Funds.

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a fund supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.  In addition, VWCM may make payments from its own resources to certain financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder service activities.  These payments, if made, could include account establishment fees, annual per account fees or an annual asset-based charge based on the average daily NAV of shares of a Fund serviced by the intermediary.

The Funds may accept requests to buy additional shares into a broker-dealer street name account only from the broker-dealer.

The Funds may authorize service providers and their designees to accept purchase orders on the Funds’ behalf. The Funds consider such orders received when the service provider accepts them, and price them at the next NAV calculated after receipt by the service provider.

The Funds may allow some service providers to enter purchase orders for their customers by telephone, with payment to follow. The Funds price these telephone orders at the next NAV calculated after the service provider receives them. The service provider is responsible for placing the orders promptly and for ensuring the Funds receive payment within the agreed-upon time period. Otherwise, the provider could be liable for resulting fees or losses.

Selling Shares

You may sell, or redeem, your Fund shares. The price you receive will be the next NAV calculated after the Funds receive your request in good order. See Other Purchase, Redemption and Exchange Policies on page [XX] for a definition of “good order.” Note that when you sell shares, you may realize a capital gain or loss for Federal income tax purposes.

There is no charge to redeem shares except if you:

•

redeem your shares within 90 days of purchase (see Redemption Fee below)

•

redeem by wire ($20)

•

redeem in full from a retirement account ($8 to cover tax reporting as detailed in your IRA Disclosure Statement & Custodial Account Agreement)

The Funds may withhold taxes on IRA redemptions to meet Federal law requirements.

The Funds reserve the right to redeem in kind—that is, in securities whose market value equals the redemption amount.  If your shares are redeemed in kind, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

You may sell or redeem your shares:

By Mail

Send the Funds your unconditional written request with:

•

the name(s) and signature(s) of all account owners

•

your account number

•

the name of the Fund

•

the dollar or share amount to be redeemed

•

where to send the proceeds

If you are redeeming from an IRA, please complete an IRA Distribution Form available at www.embarcaderomutualfunds.com or by calling Shareholder Services at 1-800-228-2121.  The form will document the reason for your distribution, the payment method you prefer as well as your withholding election.

•

Sign the request exactly as the account is registered. You will need a Medallion Signature Guarantee if:

o

the amount to be redeemed is more than $50,000

o

the request is made within 15 days of an address change

o

you are sending in banking instructions along with your redemption request

See “Medallion Signature Guarantees,” under Other Purchase, Redemption and Exchange Policies on page [XX].

•

Include any documentation required for corporate, partnership or fiduciary accounts. Call 1-800-228-2121 for details.

•

Send your request by mail, overnight courier or express mail to:

Embarcadero Funds, Inc.

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

By Telephone

•

If you did not waive or decline this privilege on your New Account Application, you may redeem Fund shares by calling 1-800-228-2121.  You may only redeem a maximum of $50,000 per day by telephone or by financial intermediary.  You must request redemptions exceeding $50,000 in writing with all signatures guaranteed.

•

The Funds will mail proceeds to your address of record, or send by wire or electronic funds transfer to the bank account listed in your records. The Funds will deduct a $20 wire redemption fee from your proceeds.

•

The Funds reserve the right to refuse a telephone redemption request if they consider it advisable to do so.

The Funds do not allow redemptions online.  The Funds do not accept redemption requests via fax or e-mail.

Other Redemption Policies

Payment. When you redeem shares, you will receive payment as follows:

•

Mailed payments will be sent within 7 days of receiving redemption instructions in “good order.”

•

Wire payments for redemptions requested by phone will usually be made on the next business day.

The Funds may delay payment for up to 15 calendar days after receiving a redemption request to allow checks or electronic transfer proceeds used to purchase Fund shares to clear. The Funds may also suspend redemptions if the NYSE closes or for other emergencies.

If the dollar amount you request to be redeemed is greater than your current account value (as determined by the NAV on the redemption date), the Funds will redeem your entire account balance.

The Funds will only send payments for redemptions to the shareholder of record on an account.

Redeeming shares through third parties. A broker-dealer, financial institution or other service provider may charge a fee to redeem your Fund shares. If the service provider is the shareholder of record, the Funds may accept redemption requests only from that provider.

The Funds may authorize service providers and their designees to accept redemption requests on the Funds’ behalf. The Funds consider these requests received when the provider accepts them, and price them at the next NAV calculated.

Telephone redemptions. The Funds will not accept telephone redemption requests for payment by check for 15 days following an address change. For 15 days following an address change you must make redemption requests in writing, with all signatures medallion guaranteed.

During times of unusual market activity, you may find it difficult to redeem shares by telephone or wire. If you are unable to contact the Funds by telephone, you can mail or send, by overnight delivery, your redemption request.

Small accounts. The Funds may close your account and send you the proceeds if the value of your account falls below $500, whether by redemptions or changes in market value.

Low balance minimums do not apply to purchases made through certain programs, such as third party brokerage accounts, wrap programs or institutional retirement accounts (i.e., 401(k) Plans and 403(B) Accounts), in which the institution, and not the individual investor, is the shareholder of record.

Systematic Withdrawal Plan. If your account balance is $10,000 or more, you can request regular distributions of at least $50 monthly, quarterly or annually on the 5th and/or the 20th calendar day of any month.  Note that withdrawals may result in a gain or loss for federal income tax purposes.

If your account is already open and you would like to add a Systematic Withdrawal Plan, you can visit www.embarcaderomutualfunds.com and complete the Shareholder Services Form.  Please return the completed form to the Embarcadero Funds or call Shareholder Services at 1-800-228-2121 for assistance.  You can stop your Plan anytime without charge or penalty. The Funds may change or eliminate the Plan at any time with 60 days’ notice.  Adding this Plan to your account may require a Medallion Signature Guarantee, described on page [XX].

Frequent Purchases and Redemptions of Fund Shares

Frequent short-term trading of shares may be detrimental to the long-term performance of the Funds because it may disrupt portfolio management strategy and because it may increase a Fund’s expenses. The Board of Directors has adopted the following policies and procedures to discourage market timing.  In addition, the Funds impose a redemption fee on shares redeemed within 90 days of purchase (see Redemption Fee on page [XX]). The Funds receive reports from their service providers through which they monitor purchases, exchanges and redemptions of shares, which may have a “market-timer” strategy.  You may be considered a market timer if you appear to follow a market-timing pattern (e.g., frequent purchases and sales of Fund shares).  Therefore, the Funds may suspend or terminate, without notice, the exchange privilege of any investor who uses it excessively or the purchase privileges of any investor who purchases or redeems excessively. “Excessively” is defined as 5 (five) or more complete exchanges (or purchases and redemptions)—into and out of—one Fund within a twelve-month period, though the Fund reserves the right to impose restrictions if there are less frequent transactions. Some investors purchase Fund shares through a financial intermediary that establishes an omnibus account in a Fund for its customers and submits a net order to purchase or redeem shares after combining its customer orders.  These intermediaries have agreed to provide trading information about their customers to a Fund upon request, and to restrict or block purchases of any shareholder requested by a Fund.  From time to time, the Funds may put in place other procedures or practices to detect and/or discourage market timing by shareholders. However, you should be aware that the Funds’ procedures, while designed to discourage disruptive trading practices, may not entirely eliminate the possibility that such activity may take place, especially through financial intermediaries.  The Funds will take reasonable steps to seek cooperation from any intermediary through which the Funds believe excessive short-term trading activity is taking place.

Redemption Fee

Each Fund imposes a 1.00% redemption fee, payable directly to the Fund, on the total redemption proceeds from shares redeemed less than 90 days after purchase. This fee is designed to benefit shareholders by preventing short-term trading in Fund shares, which could be disruptive to a Fund’s investment program. The redemption fee also applies to exchanges to other Funds. In applying the redemption fee, the Fund will first redeem the shares you have held the longest.

The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains) or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to a Fund. A Fund may grant exemptions from the redemption fee in cases of death, disability or other hardship. Please contact the Funds at 1-800-228-2121 to request an exemption from the redemption fee. The Funds reserve the right to modify or eliminate the redemption fee at any time.

Exchanging Shares

You can exchange shares of one Fund for the other Fund.  Note that an exchange is an ordinary sale and purchase for Federal income tax purposes; you may realize a capital gain or loss.

How It Works

You can request an exchange online at www.embarcaderomutualfunds.com, in writing or by phone (if you have not declined this privilege). Shares from your existing account are redeemed at the next NAV calculated after the Funds receive your instructions in “good order.” The proceeds are used to buy shares in the other Fund (also priced at the next NAV calculated after the Funds receive your instructions in “good order”).

If you are opening a new account with an exchange, the transaction must meet account minimums. If you are adding to an account, the exchange must be $1,000 or more. New accounts will have the same registration and privileges as your existing account unless you specify otherwise.

Telephone Exchanges

Follow the instructions under “Selling Shares – By Telephone.”

Automatic Exchange Plan

You may make automatic monthly exchanges from one Fund to the other Fund. The minimum transaction is $1,000. You may exchange only once a month either on the 5th or 20th calendar day of each month. Keep in mind that an exchange is an ordinary sale and purchase for Federal income tax purposes; you may realize a capital gain or loss.

If your account is already open and you would like to add an Automatic Exchange Plan, you can visit www.embarcaderomutualfunds.com and complete the Shareholder Services Form.  Please return the completed form to the Embarcadero Funds or call Shareholder Services at 1-800-228-2121 for assistance.  Your account must meet minimum account requirements before you establish this plan. You can stop your plan at any time without charge or penalty.  The Fund may change or eliminate the Plan at any time with 60 days’ notice.

Other Purchase, Redemption and Exchange Policies

Good Order

The Funds must receive your request to buy, sell or exchange shares in good order. The request must include:

•

The Fund’s name and your account number

•

The dollar amount or number of shares you want to buy or sell

•

Signatures of all owners, exactly as registered on the account

•

Signature guarantees for the following:

o

if the amount to be redeemed is more than $50,000

o

if the request is made within 15 days of an address change

•

Any documentation required for redemptions by corporations, estates, trusts and other organizations

Telephone and Wire Transactions

Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone purchase transactions.  Unless you waive telephone privileges on your New Account Application, you automatically have the privilege to make telephone inquiries, exchanges and redemptions. Once your account is established, you must make requests to change these privileges in writing, signed by each registered holder of the account, with all signatures medallion guaranteed. A notary public is not an acceptable guarantor.

The Funds and their transfer agent will take reasonable measures to prevent unauthorized telephone transactions.  Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions.  If reasonable procedures are followed, then neither the Funds nor the transfer agent will be liable for any loss, cost, or expense for acting upon an investor’s telephone instructions or for any unauthorized telephone redemption.  In any instance where the Funds’ transfer agent is not reasonably satisfied that instructions received by telephone are genuine, neither the Fund nor the transfer agent will be liable for any losses which may occur because of delay in implementing a transaction.  The Funds reserve the right to refuse a telephone transaction.

The Funds also reserve the right to revoke the transaction privileges, or redeem the account, of any shareholder at any time if he or she has used abusive language or misused the phone privileges when making transactions or inquiries on their account.

If you purchase your initial shares by wire, the transfer agent first must have received a completed account application and issued an account number to you.  The account number and Fund name must be included in the wiring instructions as set forth above.  The transfer agent must receive your account application to establish shareholder privileges and to verify your account information.  Payment of redemption proceeds may be delayed and taxes may be withheld unless the Fund receives a properly completed and executed account application.

Share purchased by wire will be purchased at the NAV next determined after the transfer agent receives your wired funds and all required information is provided in the wire instructions.  If the transfer agent is notified no later than 3:00 p.m. Eastern time of the wire instructions, and the wired funds are received by the transfer agent no later than 4:00 p.m. Eastern time, then the shares purchased will be priced at the NAV next determined on that business day.  If the wire is not received by 4:00 p.m. Eastern time, the purchase will be effected at the NAV next calculated after receipt of the wire.

Medallion Signature Guarantees

A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution, which is participating in a medallion program recognized by the Securities Transfer Association.  Call your financial institution to see if they have the ability to guarantee a signature.

Adding Banking Information to your Existing Account

You may add banking information to your existing Funds account by:

o

Visiting www.embarcaderomutualfunds.com and completing the Shareholder Services Form.  Please return the completed form to the Embarcadero Funds or call Shareholder Services at 1-800-228-2121 for assistance.

o

Providing the Embarcadero Funds with a letter of instruction, complete with a blank, voided check with bank account and routing number information.

o

Providing the Embarcadero Funds with a Medallion Signature Guaranteed letter of instruction containing the following information: name of bank, address of bank, bank routing number, name(s) on the bank account and your account number.

o

Please note that adding banking information to an established account requires a Medallion Signature Guarantee, described on page [XX].

Dividends, other Distributions and Taxes

The Funds intend to pay dividends from net investment income, if any, and to distribute net realized capital gains and net gains from foreign currency transactions, if any, at least annually. Each Fund will reinvest these dividends and other distributions in additional Fund shares unless you request otherwise in writing to the Fund.

Whether you receive dividends and other distributions in cash or reinvest them, they are generally subject to federal income tax.  Dividends a Fund pays to you from its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) are taxable as ordinary income, except that a Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends it receives on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period, debt-financing, and other restrictions) and designated by the Fund as such generally are subject to federal income tax for individual shareholders who satisfy those restrictions with respect to their Fund shares at the rate for net capital gain through December 31, 2010 -- a maximum of 15%.  A portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations under certain circumstances.  Distributions to you of a Fund’s net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, at the 15% rate (through December 31, 2010), regardless of how long you have held your Fund shares.

In January of each year the Funds will give you an annual statement about the tax treatment of dividends and other distributions you received or reinvested during the previous year. Because everyone’s tax situation is unique, and state and local law may also affect you, the Funds strongly suggest you consult your tax adviser.

Each Fund must withhold and remit to the U.S. Treasury 28% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual or certain other non-corporate shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (together with the withholding described in the next sentence, “backup withholding”).  Withholding at that rate also is required from a Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason.

12b-1 Fees

The Funds’ plan under Rule 12b-1 allows each Fund to use up to 0.25% of its average daily net assets to pay sales distribution and other fees for the sale of its shares and for services provided to its investors. Because these fees are paid out of a Fund’s assets year after year, over time they will increase the cost of your investment and may exceed other types of sales charges.

Shareholder Services

Once your account is established, you can access your account online at www.embarcaderomutualfunds.com. To register for online account access, please go to www.embarcaderomutualfunds.com and click on Account Access and then Enroll for Online Account Services. This secure, 24/7 access to your Funds account allows you to:

o

view all accounts and current balances

o

get detailed transaction history of your account(s)

o

look at your distribution history

o

check current and historical fund prices (i.e., Net Asset Value)

o

see current fund performance

o

sign up for electronic delivery of important fund reports

o

view current and historical account statements

Telephone Information

During regular business hours (9:00 a.m. - 5:00 p.m. Eastern Time, Monday through Friday), you may choose to speak with a Shareholder Services Representative by calling 1-800-228-2121.

Statements and Reports

As a shareholder you will receive:

o

Confirmation statements. You will receive a confirmation statement after each transaction that affects your account balance or registration. AIP participants receive confirmations of all automatic transactions.

o

Account statements. All shareholders receive quarterly account statements. You can order additional copies of statements for the current and preceding years at no charge.  Call 1-800-228-2121.

If you need to contact the Funds about your account, you can write to us at:

Embarcadero Funds, Inc.

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

o

Financial reports. Shareholders receive financial reports twice a year. Annual reports include audited financial statements. To reduce expenses and duplicative mail, we will send only one copy of each report (i.e., summary prospectus, proxy statement, annual and semi-annual report) to each household address (i.e., householding). If you do not wish to participate in householding, or wish to discontinue householding at any time, please call Shareholder Services at 1-800-228-2121. We will resume separate mailings for your account within 30 days of your request.

Retirement Plans

The Funds offer several retirement accounts and employer plans: IRA, Roth IRA, SEP-IRA, and SIMPLE IRA accounts. In addition, the Funds can be used as investment options for other types of retirement plans. There is an $8 annual maintenance fee per IRA account, payable in December.  A shareholder may pay that fee in advance.  Please contact 1-800-228-2121 for more information on the maintenance fee.  The IRA annual maintenance fee may be paid by the participant in addition to the maximum annual contribution to his or her IRA.  If the fee is not included, the custodian will deduct the fee from your account at year-end or at the time the account is closed.  For more information call 1-800-228-2121.

Customer Identification Program

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the New Account Application, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a customer's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement located inside the cover of this Prospectus.

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the past five years. Some of the information reflects results for one Fund share. “Total return” is the rate your investment would have earned (or lost), assuming you reinvested all dividends and distributions. The information for the year ended December 31, 2009, 2008, 2007 and 2006 was audited by Tait, Weller & Baker LLP and for the year ended December 31, 2005 was audited by the Funds’ prior independent registered public accounting firm.  The Funds’ 2009 financial statements are included in the Annual Report, which is available upon request.

For a Fund Share Outstanding Throughout the Period Ending

ABSOLUTE RETURN FUND (FORMERLY SMALL-CAP GROWTH FUND)
	For the Years Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net Asset Value, at Beginning of Period	$ 1.83	$ 4.24	$ 4.60	$ 4.15	$ 5.35

Income (Loss) From Investment Operations:
Net Investment Loss	(0.13) *	(0.23)*	(0.25)	(0.18)	(0.18)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.36	(2.18)	(0.11)	0.63	(1.02)
Total from Investment Operations	0.23	(2.41)	(0.36)	0.45	(1.20)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Period	$ 2.06	$ 1.83	$ 4.24	$ 4.60	$ 4.15

Total Return ***	12.57%	(56.84)%	(7.83)%	10.84%	(22.29)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 9,726	$ 10,016	$ 22,211	$ 35,450	$ 40,038
Ratio of Expenses to Average Net Assets:
Net of waivers and reimbursements and
expenses paid indirectly by brokers (1)	7.62%	8.27%	4.76%	3.70%	3.53%
Net of waivers and reimbursements and expenses
and before expenses paid indirectly by brokers (1)	7.62%	8.89%	5.03%	4.44%	4.21%

  Before waivers and reimbursements and expenses

paid indirectly by brokers	7.62%	9.80%	5.88%	4.81%	4.21%
Ratio of Net Investment loss to average net assets:
Net of waivers and reimbursements and
expenses paid indirectly by brokers (1)	(7.08)%	(7.86)%	(4.70)%	(3.46)%	(3.28)%
Before waivers and reimbursements and
expenses paid indirectly by brokers	(7.08)%	(9.39)%	(5.82)%	(4.57)%	(3.96)%
Portfolio Turnover	127%	560%	245%	778%	468%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Proceeds from redemption fees were less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(1) For the years ended December 31, 2009 and 2005, no expenses were waived or reimbursed.

For a Fund Share Outstanding Throughout the Period Ending

MARKET NEUTRAL FUND (FORMERLY ALL-CAP GROWTH FUND)
	For the Years Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net Asset Value, at Beginning of Period	$ 3.81	$ 8.77	$ 9.64	$ 9.07	$ 10.36

Income (Loss) From Investment Operations:
Net Investment Loss	(0.30)*	(0.47)*	(0.61)	(0.39)	(0.36)
Net Realized and Unrealized Gain (Loss) on Securities	0.77	(4.49)	(0.26)	0.96	(0.93)
Total from Investment Operations	0.47	(4.96)	(0.87)	0.57	(1.29)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Period	$ 4.28	$ 3.81	$ 8.77	$ 9.64	$ 9.07

Total Return ***	12.34%	(56.56)%	(9.03)%	6.29%	(12.37)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,742	$ 2,764	$ 7,758	$ 12,112	$ 15,784
Ratio of Expenses to Average Net Assets:
Net of waivers and reimbursements on expenses paid
indirectly by brokers (1)	8.68%	7.92%	5.38%	3.81%	3.32%
Net of waivers and reimbursements of expense and
before expenses paid indirectly by brokers (1)	8.68%	8.68%	5.90%	4.95%	4.46%
Before waivers and reimbursements on expenses paid
indirectly by brokers	8.68%	9.37%	6.78%	5.31%	4.46%
Ratio of Net Investment loss to average net assets:
Net of waivers and reimbursements on expenses paid
indirectly by brokers (1)	(7.81)%	(7.60)%	(5.33)%	(3.30)%	(3.12)%
Before waivers and reimbursements on expenses paid
indirectly by brokers	(7.81)%	(9.04)%	(6.73)%	(4.81)%	(4.26)%
Portfolio Turnover	122%	683%	249%	817%	440%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Proceeds from redemption fees were less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(1) For the years ended December 31, 2009 and 2005, no expenses were waived or reimbursed.

[Logo]

Embarcadero Funds: Learn More

Where to Get More Information About the Funds

Visit the Embarcadero Funds online 24 hours a day, 7 days a week at www.embarcaderomutualfunds.com. This is where you will find the latest news and information on the Funds. Some of the website features include:

o

Information on each Fund

o

Performance information

o

Daily Net Asset Values

o

Detailed fund statistics

o

Fund literature and forms

To find out more about the Funds, the Statement of Additional Information and annual and semi-annual reports are available free of charge.  You can request these documents by telephone, by mail or at www.embarcaderomutualfunds.com.

Annual/Semi-Annual Report

These reports discuss Fund holdings. The Annual Report tells how market conditions, economic trends and Fund investment strategies affected Fund performance during the previous fiscal year.

Statement of Additional Information (“SAI”)

The SAI gives more information about various aspects of the Funds.  The SAI is filed with the SEC and is incorporated by reference into the Prospectus, which means it is legally part of this Prospectus. To obtain this and other information (including the annual and semi-reports), which is made available without charge upon request, or to inquire about the Funds:

By Telephone

Call 1-800-228-2121

By Mail or Overnight or Express Mail

Write to:

Embarcadero Funds, Inc.

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

By Internet

www.embarcaderomutualfunds.com

You can review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. You can call 1-202-551-8090 for information on the operations of the Public Reference Room. Reports and other information about the Funds are also available on the EDGAR Database at the SEC’s Internet site at www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov.

SEC file number: 811-9116

EMBARCADERO FUNDS, INC.

STATEMENT OF ADDITIONAL INFORMATION

for the

Absolute Return Fund EFARX	Market Neutral Fund EFMNX

This Statement of Additional Information dated April 30 , 2010 is meant to be read in conjunction with the Prospectus dated April 30 , 2010, for the Absolute Return Fund and Market Neutral Fund (collectively referred to as the “Funds”) and is incorporated by reference in its entirety into the Prospectus.  Because this Statement of Additional Information is not itself a prospectus, no investment in shares of these Funds should be made solely upon the information contained herein.  Copies of the Prospectus for the Funds may be obtained by calling 1-800-228-2121 or by writing Embarcadero Funds, Inc., at: c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.  Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

The following financial statements are incorporated by reference to the Annual Report, dated December 31, 2009, of Embarcadero Funds, Inc. (File No. 811-9116) as amended and filed with the Securities and Exchange Commission.

1.

Schedules of Investments as of December 31, 2009

2.

Statements of Assets and Liabilities as of December 31, 2009

3.

Statements of Operations for the Year Ended December 31, 2009

4.

Statements of Changes in Net Assets for the Years Ended December 31, 2008 and 2009

5.

Financial Highlights

6.

Notes to Financial Statements

7.

Report of Independent Registered Public Accounting Firm

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-228-2121.

TABLE OF CONTENTS

Page

GENERAL INFORMATION AND FUND HISTORY

4

INVESTMENT STRATEGIES

4

Equity Securities

4

Money Market Instruments, Commercial Paper and Bank Obligations

5

Repurchase Agreements

6

United States Government Securities

6

Restricted or Illiquid Securities

7

OTC Transactions

8

Initial Public Offerings

8

Options

8

Short Sales

12

Investment Companies

13

Warrants

13

Depositary Receipts

13

Foreign Securities

14

Emerging Markets Securities

14

Futures Contracts and Options on Futures Contracts

15

Convertible Securities and “Junk Bonds”

17

Mortgage-Related and Other Asset-Backed Securities.

20

Asset-Backed Securities

21

Collateralized Debt Obligations.

21

Swap Agreements and Options on Swap Agreements.

22

Borrowing.

24

Lending of Portfolio Securities

25

Calculation of Portfolio Turnover Rate

26

INVESTMENT RESTRICTIONS

26

DISCLOSURE OF PORTFOLIO HOLDINGS

28

ADDITIONAL COMPANY INFORMATION

29

Directors and Officers

29

Board Committees

32

Direct Ownership of Equity Securities

33

Compensation

33

Code of Ethics

34

Proxy Voting Policies and Procedures

34

Control Persons and Principal Holders of Securities

34

INVESTMENT ADVISORY AND OTHER SERVICES

36

Investment Adviser

36

Subadvisers

38

Portfolio Manager

41

Fund Accountant

42

Transfer Agent

42

Custodian

43

Legal Counsel

43

Independent Registered Public Accounting Firm

43

Principal Underwriter

43

DISTRIBUTION OF SHARES

43

PORTFOLIO TRANSACTIONS AND BROKERAGE

44

TAXES

46

CAPITAL STRUCTURE

49

SHAREHOLDER MEETINGS

49

RETIREMENT PLANS

50

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES; DETERMINATION OF NET ASSET VALUE

51

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

51

OTHER INFORMATION

52

APPENDIX A

54

APPENDIX B

62

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No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds.  The Prospectus does not constitute an offering by the Funds in any jurisdiction in which such offering may not lawfully be made.

GENERAL INFORMATION AND FUND HISTORY

Embarcadero Funds, Inc. (formerly Van Wagoner Funds, Inc.) constitutes a single corporation (the “Company”) that was organized as a Maryland corporation on October 18, 1995 and renamed on October 15, 2008.  The Absolute Return Fund (formerly, the Small-Cap Growth Fund) and the Market Neutral Fund (formerly, the All-Cap Growth Fund) commenced operations after the close of business on December 31, 1995.  On March 31, 2010, the Absolute Return Fund II, formerly a series of the Company, was reorganized into the Absolute Return Fund.  On March 31, 2010, the Market Neutral Fund II and Alternative Strategies Fund, each a former series of the Company, were reorganized into the Market Neutral Fund.  On September 26, 2008, the Growth Opportunities Fund, formerly a series of the Company, was reorganized into the Small-Cap Growth Fund, which is currently the Absolute Return Fund.

INVESTMENT STRATEGIES

The Company is an open-end, management investment company presently offering two investment portfolios (each, a “Fund”) designed to offer investors an investment opportunity in mutual funds that seeks to provide enhanced risk-adjusted returns, lower volatility and lower sensitivity to traditional financial markets.  The Funds are classified as “diversified” funds.  The Funds are managed by Van Wagoner Capital Management, Inc. (the “Adviser”).  The Funds are structured as “manager of manager” funds and day-to-day advisory services for the Funds are provided by subadvisers (“Subadvisers”) engaged by the Adviser and the Funds.  These Subadvisers are described in the Prospectus and below.  Different Subadvisers may be engaged in the future.

The Funds’ Prospectus describes their principal investment strategies and risks.  This section expands upon that discussion and also discusses non-principal investment strategies and risks.

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money.  Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.  In addition, reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide.  This reduced liquidity may result in less money being available to purchase raw materials, goods and services in certain markets, which may, in turn, lower the prices of these economic staples.  It may also cause U.S. and foreign issuers to have more difficulty obtaining financing, which may, in turn, result in a decline in their stock prices.  These events and possible continuing market turbulence may have an adverse effect on the Funds.

Equity Securities.

Each Fund will invest in equity securities consistent with the Fund’s investment objective and strategies.  An equity security, or stock, represents a share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions.  Common stocks and preferred stocks are examples of equity securities.  Equity securities, such as common stocks, represent proportionate shares of ownership of a corporation outside of any bankruptcy or liquidation.  Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  Some preferred stocks may be convertible into common stock.  Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

To the extent a Fund invests in the equity securities of small or medium-size companies, it will be exposed to the risks of smaller sized companies.  Small and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies.  Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group.  In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s shares.

Money Market Instruments, Commercial Paper and Bank Obligations.

Each Fund may invest in a variety of money market instruments for temporary defensive purposes, pending investment, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market and economic conditions.

Each Fund may invest in commercial paper and other cash equivalents rated A-1 or A-2 by Standard & Poor’s (“S&P”) or Prime-1 or Prime-2 by Moody’s, commercial paper master notes (which are demand instruments bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) of issuers whose commercial paper is rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody’s, and unrated debt securities which are deemed by the Adviser or a Subadviser, as applicable, to be of comparable quality.  Each Fund may also invest in United States Treasury Bills and Notes, Certificates of Deposit of domestic branches of U.S. banks and corporate bonds with remaining maturities of 13 months or less.  For debt obligations other than commercial paper, these securities are limited to those rated at least Aa by Moody’s or AA by S&P, or unrated but deemed by the Adviser or a Subadviser, as applicable, to be of comparable quality.  Credit ratings for debt securities provided by rating agencies evaluate the safety of principal and interest payments, not market value risk.  The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes.  There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.  Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation.  There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.  Bank notes and bankers’ acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank.  Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits.  Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer.  Deposit notes are insured by the Federal Deposit Insurance Corporation, but the amount is limited per depositor per bank.  The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity.  In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Each Fund’s investment in money market instruments for the foregoing reasons may also include securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments).  In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.  See Investment Companies below.

Repurchase Agreements.

Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”).  Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund’s acquisition of the securities and normally will be within a shorter period of time.  Securities subject to repurchase agreements are held either by the Funds’ custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System.  The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest).  Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities.  The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that a Fund is entitled to sell the underlying collateral.  If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest.  The Adviser or a Subadviser, as applicable, monitors the value of the collateral at the time the agreement is entered into and at all times during the term of the repurchase agreement in an effort to determine that the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to a Fund.  If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.  Repurchase agreements will be acquired in accordance with procedures established by the Company’s Board of Directors (the “Board”), which are designed to evaluate the creditworthiness of the other parties to the repurchase agreements.

United States Government Securities.

Each Fund may invest in Treasury securities which differ only in their interest rates, maturities and times of issuance.  Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

In addition, a Fund may invest in securities or obligations of U.S. government agencies or instrumentalities.  U.S. government agencies or instrumentalities that issue or guarantee securities include the Federal National Mortgage Association (“Fannie Mae”), Government National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association and the International Bank for Reconstruction and Development.

Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the U.S.  Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase the agencies’ obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment.  A Fund will invest in securities of such an instrumentality only when the Adviser or a Subadviser, as applicable, is satisfied that the credit risk with respect to any instrumentality is acceptable.

It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit.  On September 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations.  FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized.  It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

Restricted or Illiquid Securities.

Each Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities).  The Board or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this limitation.  The Funds will not invest in private placements without the prior approval of the Board.  Certain securities exempt from registration or issued in transactions exempt from registration (“restricted securities”) under the Securities Act of 1933, as amended (“Securities Act”) that may be resold pursuant to Rule 144A or Regulation S under the Securities Act, may be considered liquid.  Although the Board currently has responsibility for the determination of the liquidity of a security, the Board may, in the future, delegate such responsibility to the Adviser.  Although no definite quality criteria are used, the Board considers such factors as (i) the nature of the market for a security (including the institutional private or international resale market), (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in PORTAL system), and (iv) other permissible relevant factors.  Certain securities are deemed illiquid by the Securities and Exchange Commission (the “SEC”), including repurchase agreements maturing in greater than seven days and options not listed on a securities exchange or not issued by the Options Clearing Corporation.  These securities will be treated as illiquid and subject to the Funds’ limitation on illiquid securities.  Because an active market may not exist for illiquid securities, the Funds may experience delays and additional cost when trying to sell illiquid securities.

Restricted securities may be sold in privately negotiated or other exempt transactions, qualified non-U.S. transactions, such as under Regulation S, or in a public offering with respect to which a registration statement is in effect under the Securities Act.  Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date.  If, during such period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith pursuant to the Funds’ fair value pricing policy.

If through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities which are not readily marketable, the Fund will take such steps as it deems advisable, if any, to reduce the percentage of such securities to 15% or less of the value of its net assets.

OTC Transactions.

It is possible that the Funds may engage in transactions involving securities traded on “over the counter” (“OTC”) markets.  In general, there is less governmental regulation and supervision in the OTC markets than of transactions entered into on an organized exchange.  In addition, many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearinghouse, will not be available in connection with OTC transactions.  This exposes the Funds to the risk that a counterparty will not settle a transaction because of a credit or liquidity problem or because of disputes over the terms of the contract.  Therefore, to the extent that a Fund engages in trading on OTC markets, the Fund could be exposed to greater risk of loss through default than if it confined its trading to regulated exchanges.

Initial Public Offerings.

A Fund may purchase shares in initial public offerings (IPOs).  Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time.  This may increase the turnover of a Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs.  By selling shares, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders.  Investing in IPOs has added risks because their shares are frequently volatile in price.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

Options.

General.  Each Fund may purchase and write (i.e. sell) put and call options.  Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation.  Options trading is a highly specialized activity that entails greater than ordinary investment risk.  Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security.  The premium paid to the writer is in consideration for undertaking the obligation under the option contract.  A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indexes.  In most respects, they are identical to listed options on common stocks.  The primary difference between stock options and index options occurs when index options are exercised.  In the case of stock options, the underlying security, common stock, is delivered.  However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index.  The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.  A stock index fluctuates with changes in the market value of the stocks included in the index.  For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500 Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100.  Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.  Options on stock indexes are currently traded on the following exchanges:  the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written.  A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument.  The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.  There is no assurance that a liquid secondary market will exist for any particular option.  An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, or liquidate the assets used to cover its obligation as described below, until the option expires or the optioned instrument is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid.  If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.  If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold).   If a call option written by a Fund is exercised, the proceeds of the sale of the underlying instrument will be increased by the net premium received when the option was written and the Fund will realize a gain or loss on the sale of the underlying instrument.  If a put option written by a Fund is exercised, the Fund’s basis in the underlying instrument will be reduced by the net premium received when the option was written.

Federal Tax Treatment of Options.  Certain option transactions have special tax results for the Funds.  Expiration of a call option written by a Fund will result in short-term capital gain.  If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

If a Fund writes options other than “qualified covered call options,” as defined in Section 1092 of the Internal Revenue Code of 1986, as amended (the “Code”), or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

In the case of transactions involving “nonequity options,” as defined in and subject to the rules of Code Section 1256, the Funds will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code.  In addition, such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated.  A “nonequity option” subject to the rules of Code Section 1256 includes options involving stock indexes such as the Standard & Poor’s 500 and 100 indexes.

Certain Risks Regarding Options.  There are several risks associated with transactions in options.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  Options prices are affected by such factors as current and anticipated short-term interest rates, changes in the volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way.  In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Funds of options on stock indexes will be subject to the ability of the Adviser or a Subadviser, as applicable, to correctly predict movements in the directions of the stock market.  This requires different skills and techniques than predicting changes in the prices of individual securities.  In addition, a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund.  Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect.  Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes.  It is also possible that there may be a negative correlation between the index and a Fund’s securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist.  If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities.  If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.  Further, if the secondary market for a contract is not liquid, a Fund may be required to hold a position until delivery or expiration regardless of changes in its value.  As a result, the Fund’s access to other assets held to cover its options could also be impaired.

Cover for Options Positions.  Transactions using options (other than options that a Fund has purchased) expose a Fund to an obligation to another party.  A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or (2) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above.  Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, maintain cash or liquid securities with its Custodian in the prescribed amount.  Under current SEC guidelines, the Funds will maintain assets with its Custodian to cover transactions in which the Funds write or sell options.

Assets used as cover cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets.  As a result, the commitment of a large portion of a Fund’s assets to cover option obligations could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Short Sales.

Each Fund may seek to hedge investments or realize additional gains through short sales.  Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.  The Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.   Because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.  By contrast, a Fund’s loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security’s value cannot drop below zero.  The Fund will realize a gain if the price of the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay, if any, in connection with a short sale.  In order to borrow the security, a Fund may be required to pay compensation to the lender for securities that are difficult to borrow due to demand or other factors.

There is no guarantee that a Fund will be able to close out a short position at any particular time or at a particular price.  During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender.  If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

The Funds may each make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by the Fund is borrowed and sold short.

Cover for Short Sales.  Whenever a Fund engages in short sales, it maintains cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.  The assets so maintained are marked to market daily.

Investment Companies.

Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made, either: (a) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Funds.  In reliance on Rule 12d1-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), the Funds’ investments in shares of money market funds are not subject to these limitations.

The Funds may also invest in exchange-traded funds (“ETFs”), including actively-managed ETFs.  Index-based ETFs are traded like individual stocks on an exchange, but they represent baskets of securities that seek to track the performance of certain indexes.  The indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, countries and regions.  Actively-managed ETFs generally follow quantitative security selection methodologies, but security selection may not correspond to any particular index, and the ETF’s net asset value may differ from that of any index.  A Fund may invest in ETFs for short-term cash management or as part of its overall investment strategy.

Like equity investments, investments in securities issued by other investment companies (including ETFs) may go up or down in value.  The traded price of an ETF may not track its net asset value.  They also may not perform in correlation with the Fund’s principal strategies.  If a Fund invests in securities issued by other investment companies (including ETFs), shareholders will bear their proportionate share of the Fund’s expenses, and also similar expenses of the underlying investment company or ETF, and the Fund’s returns could therefore be lower than if it had invested directly in the underlying securities.

Warrants.

The Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specific period of time.  A Fund will make such investments only if the underlying equity securities are deemed appropriate by the Adviser or a Subadviser, as applicable, for inclusion in a Fund’s portfolio.  The purchase of warrants involves the risk that a Fund could lose the purchase price of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration.  Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.  A Fund will not invest more than 5% of its net assets, taken at market value, in warrants, or more than 2% of its net assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges or a major foreign exchange.  Warrants attached to other securities acquired by a Fund are not subject to this restriction.

Depositary Receipts.

The Funds may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing securities of issuers based in foreign countries.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities.  EDRs and GDRs are European and global receipts evidencing similar arrangements.  Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets; EDRs are issued in bearer form, denominated in other currencies, and are designed for use in European securities markets; GDRs are designed for use in multiple global markets.  The Funds may invest in unsponsored ADRs, which differ from sponsored ADRs in that the establishment of unsponsored ADRs are not approved by the issuer of the underlying securities.  As a result, available information concerning the issuer may not be as current or reliable as the information for sponsored ADRs, and the price of unsponsored ADRs may be more volatile.

Foreign Securities.

Each Fund may invest without limitation in securities of foreign issuers, including those which are publicly traded in the United States, either directly or through sponsored and unsponsored ADRs.  Investments in foreign securities involve special risks and costs and opportunities which are in addition to those inherent in domestic investments.  Political, economic or social instability of the issuer or the country of issue, the possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments, and the possibility of adverse changes in investment or exchange control regulations are among the inherent risks.  The value of the foreign investments held by the Funds may be significantly affected by changes in currency exchange rates.

Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies.  Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  The Funds may find it difficult or be unable to enforce ownership rights, pursue legal remedies or obtain judgments in foreign courts.  Dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes.  To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. Federal income tax law, such taxes may reduce the net return to shareholders.  Additional costs could be incurred in connection with the Funds’ investment activities outside the United States.  Brokerage commissions may be higher outside the United States, and the Fund will bear certain expenses in connection with its currency transactions.  Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

The securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities.  Foreign securities markets also have different clearance and settlement procedures. Delays in clearance and settlement could result in temporary periods when assets of the Funds are uninvested and no return is earned.  The inability of the Funds to make intended security purchases due to clearance and settlement problems could cause the Funds to miss attractive investment opportunities.

Because of these and other factors, securities of foreign companies acquired by the Funds may increase the chances that the Funds will lose money and be subject to greater fluctuation than securities of domestic companies.  The risks described above may be heightened in connection with investments in developing countries.

Emerging Markets Securities.

A Fund’s investments in emerging markets involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money.  For example, the value of the Fund’s emerging markets securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment, and may have significantly less liquidity than developed markets.  The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging markets can be less than in more developed foreign markets.  Further, because a Fund may invest in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates.  Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; government expropriation or nationalization of assets; and the less stringent investor protection and disclosure standards of some foreign markets.  All of these factors can make emerging markets securities less liquid, more volatile and harder to value than U.S. securities.

The growth of many emerging markets’ economies is to a significant degree export driven.  Accordingly, emerging countries are often affected by changes in the economies of the U.S. and other main trading partners, by protectionist impulses in those countries and by the development of export sectors in lower-wage economies.  In the event that growth in the export sector declines, the burden of future growth will increasingly be placed on domestic demand.

Futures Contracts and Options on Futures Contracts.

The Funds may hedge against movements in interest rates, securities prices or currency exchange rates.  The Funds may occasionally purchase and sell various kinds of futures contracts and options on futures contracts.  The Funds also may enter into closing purchase and sale transactions with respect to any such contracts and options.  Futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices.  The Company has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the CFTC and the National Futures Association, which regulate trading in the futures markets.  Therefore, shareholders may not have the investor protections reflected in the Commodity Exchange Act of 1974, as amended.

The Funds will attempt to determine whether the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Funds or which the Funds expect to purchase.  When used, a Fund’s futures transactions generally will be entered into only for traditional hedging purposes—i.e., futures contracts will be sold to protect against a decline in the price of securities or currencies and will be purchased to protect the Funds against an increase in the price of securities it intends to purchase (or the currencies in which they are denominated).  All futures contracts entered into by the Funds are traded on U.S. exchanges or boards of trade licensed and regulated by the CFTC or on foreign exchanges.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting or “closing” purchase or sale transactions, which may result in a profit or a loss.  While a Fund’s futures contracts on securities or currencies will usually be liquidated in this manner, a Fund may make or take delivery of the underlying securities or currencies whenever it appears economically advantageous.  A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

By using futures contracts to hedge their positions, the Funds seek to establish more certainty than would otherwise be possible with respect to the effective price, rate of return or currency exchange rate on portfolio securities or securities that the Fund proposes to acquire.  For example, when interest rates are rising or securities prices are falling, the Funds can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities.  When rates are falling or prices are rising, the Funds, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market with respect to anticipated purchases.  Similarly, the Funds can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency.  The Funds can purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in such currency the Fund has acquired or expects to acquire.

As part of its hedging strategy, the Funds also may enter into other types of financial futures contracts.  These contracts would typically be used where, in the opinion of the Adviser or a Subadviser, as applicable, there is a sufficient degree of correlation between price trends for the Funds’ portfolio securities and such futures contracts.  Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser or a Subadviser, as applicable, will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the Funds enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s securities portfolio.  When hedging of this character is unsuccessful, any unanticipated appreciation in the value of a Fund’s portfolio securities could be offset substantially by a decline in the value of the futures position.

The acquisition of put and call options on futures contracts gives the Funds the right (but not the obligation), for a specified price, to sell or purchase the underlying futures contract at any time during the option period.  Purchasing an option on a futures contract gives the Funds the benefit of the futures position if prices move in a favorable direction, and limits its risk of loss, in the event of an unfavorable price movement, to the loss of the premium and transaction costs.

The Funds may terminate their position in an option contract by selling an offsetting option on the same series.  There is no guarantee that such a closing transaction can be effected.  A Fund’s ability to establish and close out positions on such options is dependent upon a liquid market.

Certain Risks Regarding Futures.  Futures prices can be volatile, and trading in these markets involves certain risks.  If the Adviser or a Subadviser, as applicable, applies a hedge at an inopportune time or judges interest rate or equity market trends incorrectly, futures strategies may lower a Fund’s return.  A Fund could suffer losses if it is unable to close out its position because of an illiquid secondary market.  Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time.  Consequently, it may not be possible to close a futures position when the Adviser or a Subadviser, as applicable, considers it appropriate or desirable to do so.  In the event of adverse price movements, a Fund would be required to continue making daily cash payments to maintain its required margin.  If the Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the Adviser or a Subadviser, as applicable, would not otherwise elect to do so.  In addition, a Fund may be required to deliver or take delivery of instruments underlying futures contracts it holds.

A Fund could suffer losses if the prices of its futures positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by a Fund had different maturities than those of the portfolio securities being hedged.  Such imperfect correlation may give rise to circumstances in which a Fund loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities.  A Fund also could lose margin payments it has deposited with a margin broker if, for example, the broker became bankrupt.  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the trading session.  Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit.  However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses.  In addition, the daily limit may prevent liquidation of unfavorable positions.  Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Loss from investing in futures transactions by the Funds is potentially unlimited.  The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with Code requirements for maintaining its qualification as a regulated investment company for federal income tax purposes.

Real Estate Investment Trusts.

The Funds may invest in real estate investment trusts, or “REITs,” or securities of foreign issuers with a similar structure to REITs.  Unlike corporations, REITs do not have to pay federal income tax if they meet certain Code requirements.  REITs offer investors greater liquidity and diversification than direct ownership of properties, as well as greater income potential than an investment in common stocks.  Like any investment in real estate, though, a REIT’s performance depends on several factors, such as ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

Convertible Securities and “Junk Bonds”.

Each Fund may invest in convertible securities.  A convertible security may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock.  By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.  Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged.  Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers.  Convertible securities rank senior to common stock in a corporation’s capital structure.  A convertible security may be subject to redemption at the option of the issuer at a predetermined price.  If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock or to cash, or would sell the convertible security to a third party, which may have an adverse effect on the Fund.  A convertible security may feature a put option that permits the holder of the convertible security to sell that security back to the issuer at a predetermined price.

In selecting convertible securities for the Funds, the Adviser or a Subadviser, as applicable, will consider among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund’s portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock).  The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors.  The conversion value of convertible securities is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value.  In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both.  Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

Typically, the convertible debt securities in which the Funds will invest will be of a quality less than investment grade (so-called “junk bonds”).  The Funds will, however, limit their investment in non-investment grade convertible debt securities to no more than 25% of the respective net assets at the time of purchase and will not acquire convertible debt securities rated below B by Moody’s or S&P, or unrated securities deemed by the Adviser or a Subadviser, as applicable, to be of comparable quality.  Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy.  They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty.  It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.  The special risk considerations in connection with investments in these securities are discussed below.  In addition, issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.  Refer to Appendix A of this Statement of Additional Information for a discussion of securities ratings.

Effect on Interest Rates and Economic Changes.  All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise.  The market values of junk bond securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates.  Junk bond securities also tend to be more sensitive to economic conditions than are higher-rated categories.  During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations.  The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.  Further, if the issuer of a junk bond security defaulted, a Fund might incur additional expenses to seek recovery.  Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value.

As previously stated, the value of a junk bond security will generally decrease in a rising interest rate market, and accordingly so will a Fund’s net asset value.  If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits.  Due to the limited liquidity of junk bond securities, a Fund may be forced to liquidate these securities at a substantial discount, potentially impacting the Fund’s performance.

Payment Expectations.  Junk bond securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to redeem the securities at its discretion.  During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate.  To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which could result in a lower return for the Fund.

Credit Ratings.  Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities.  They do not, however, evaluate the market value risk of junk bond securities and, therefore may not fully reflect the true risks of an investment.  In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security.  Consequently, credit ratings are used only as a preliminary indicator of investment quality.  Investments in junk bond securities will be more dependent on the Adviser’s or a Subadviser’s, as applicable, credit analysis than would be the case with investments in investment grade debt securities.  The Adviser or a Subadviser, as applicable, employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings.  The Adviser or a Subadviser, as applicable, continually monitors a Fund’s investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

Liquidity and Valuation.  A Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities.  Because not all dealers maintain markets in all junk bond securities there is no established retail secondary market for many of these securities.  The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities.  The lack of a liquid secondary market may have an adverse impact on the market price of the security.  The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing these securities in the Fund’s portfolio.  Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices of actual sales.

During periods of thin trading, the spread between bid and asked prices is likely to increase significantly.  In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bond securities, especially in a thinly-traded market.

In general, investments in non-investment grade convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity.  Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuations and to greater risk of loss of income and principal due to default than investments of higher-rated fixed income securities.  Such lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities, which react more to fluctuations in the general level of interest rates.  A Fund will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets.  However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower-rated securities.

Mortgage-Related and Other Asset-Backed Securities.

The Funds may invest in mortgage- or other asset-backed securities.  Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.  Some of these securities are described in greater detail below.  The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates.  Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal.  When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.  The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase.  If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase.  The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers.  Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Asset-Backed Securities.

Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables.  ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.  ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral.  The credit quality of an ABS transaction depends on the performance of the underlying assets.  To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.

Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk.  A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities.  ABS also carry credit or default risk.  If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction.  Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk.  Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses.  These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator.  Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible.

Collateralized Debt Obligations.

The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.  CBOs and CLOs are types of asset-backed securities.  A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities.  A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances.  Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade.  Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests.  Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws.  As a result, investments in CDOs may be characterized by a Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions.  In addition to the normal risks associated with fixed income securities, such as interest rate risk and default risk, CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Swap Agreements and Options on Swap Agreements.

The Funds may engage in swap transactions, including, but not limited to, swap agreements on interest rates or security indexes and specific securities.  The Funds also may enter into options on swap agreements (“swap options”).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies.  Swap transactions may be used to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.  A “quanto” or “differential” swap combines both an interest rate and a currency transaction.  Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A Fund may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by corporate (including asset-backed security) or sovereign issuers.  In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations.  For example, in purchasing a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or foreign issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value.  A Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless.  It also would be subject to counterparty risk – the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event).  In addition, as a purchaser in a credit default swap, a Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.

A Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Fund will receive a premium from its counterparty in return for the Fund’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events).  As the seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.  If no event of default (or similar event) occurs, a Fund would keep the premium received from the counterparty and would have no payment obligations.

The Funds also may enter into swap options.  A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  A Fund may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most other types of swap agreements that may be entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid to avoid any potential leveraging of the Fund’s portfolio.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the Adviser’s or a Subadviser’s, as applicable, ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  Certain restrictions imposed on a Fund by the Code may limit the Fund’s ability to use swap agreements.  The swaps market is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments.  The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.  Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities.  To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

In addition, a Fund generally may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty.  If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights.  For example, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights.  The cost and unpredictability of the legal proceedings required for a Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty.  A Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest.  A Fund bears the risk that the Adviser or a Subadviser, as applicable, will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund.  If the Adviser or a Subadviser, as applicable, attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment.  This could cause substantial losses for a Fund.  While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.  Many swaps are complex and often valued subjectively.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act and, therefore, are not regulated as futures or commodity option transactions under such Act, pursuant to regulations approved by the Commodity Futures Trading Commission.  This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps.

Borrowing.

The Fund may borrow to increase its portfolio holdings of securities.  Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest.  The Investment Company Act requires a fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings.  This allows a Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes) equal to as much as 50% of the value of its net assets (not including such borrowings).  If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

A Fund may also be deemed to be borrowing when entering into certain derivative transactions such as certain options, forwards or swap transactions.  This type of borrowing is generally referred to as economic leverage.

The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar policies.  Since substantially all of a Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds.  In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.  The interest that a Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains.  Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a Fund compared with what it would have been without leverage.

Lending of Portfolio Securities.

The Funds may lend their portfolio securities in order to generate additional income.  Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Adviser.  These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, U.S. government securities, or other high-grade liquid debt securities, maintained on a current basis (i.e., marked to market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest.  The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  Loans are subject to termination at the option of the Funds or the borrower at any time.  Upon such termination, the Funds are entitled to obtain the return of the securities loaned within three business days.

For the duration of the loan, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will receive proceeds from the investment of the collateral and will continue to retain any voting rights with respect to those securities.  As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially.  However, the loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the income which can be earned currently from such loans justifies the attendant risk.  Additionally, for the duration of the loan, the Funds will not have the right to vote securities while they are being loaned, but will generally call a loan in anticipation of any important vote, as determined by the Adviser.

Such loans of securities are collateralized with collateral assets in an amount at least equal to the current value of the loaned securities, plus accrued interest.  There is a risk of delay in receiving collateral or recovering the securities loaned or even a loss of rights in the collateral should the borrower fail financially.  Further, cash received as collateral through loan transactions may be invested in other eligible securities.  Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Calculation of Portfolio Turnover Rate.

The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period.  The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares.  The Funds, under normal circumstances, may engage in short-term trading to try to achieve their investment objective and they are likely to have an annual portfolio turnover rate over 100%.  The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions as well as market prices may dictate.  The current portfolio turnover rates for the Funds are set forth in the Prospectus.

INVESTMENT RESTRICTIONS

Consistent with each Fund’s investment objective, each Fund has adopted certain investment restrictions.  Unless otherwise noted, whenever an investment restriction states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of a Fund’s acquisition of such security or other asset.  Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment limitations except with respect to a Fund’s restrictions on borrowings as set forth in restriction 5 below.

A Fund’s fundamental restrictions cannot be changed without the approval of the holders of the lesser of:  (i) 67% of the Fund’s shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

The following are the Funds’ fundamental investment restrictions.  Each Fund may not:

1.

Issue senior securities, except as permitted under the Investment Company Act; provided, however, a Fund may engage in transactions involving options, futures and options on futures contracts.

2.

Lend money or securities (except by purchasing debt securities or entering into repurchase agreements or lending portfolio securities).

3.

Act as an underwriter or distributor of securities other than shares of the Funds except to the extent that a Fund’s participation as part of a group in bidding or by bidding alone, for the purchase of permissible investments directly from an issuer or selling shareholders for the Fund’s own portfolio may be deemed to be an underwriting, and except to the extent that a Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities.

4.

Purchase or sell real estate (but this shall not prevent the Fund from investing in securities that are backed by real estate or issued by companies that invest or deal in real estate or in participation interests in pools of real estate mortgage loans exclusive of investments in real estate limited partnerships).

5.

Borrow money, except that a Fund may borrow money from a bank for temporary or emergency purposes (not for leveraging) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings).  Any borrowings that exceed 33 1/3% of the Fund’s total assets by reason of a decline in net asset value will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation.  Transactions involving options, futures and options on futures, will not be deemed to be borrowings if properly covered by a segregated account where appropriate.

6.

Purchase or sell physical commodities or commodities contracts unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from engaging in transactions involving foreign currencies, futures contracts, options on futures contracts or options, or from investing in securities or other instruments backed by physical commodities).

7.

Purchase the securities of any issuer if, as a result, 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, are in securities issued by companies primarily engaged in the same industry.

The following investment restrictions are not fundamental, and may be changed without shareholder approval.

Each Fund may not:

1.

Purchase securities of other investment companies except to the extent permitted by the Investment Company Act and the rules and regulations thereunder.

2.

Make investments for the purpose of exercising control or management of any company except that a Fund may vote portfolio securities in the Fund’s discretion.

3.

Acquire illiquid securities if, as a result of such investments, more than fifteen percent (15%) of a Fund’s net assets (taken at market value at the time of each investment) would be invested in illiquid securities.  “Illiquid securities” means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which a Fund has valued the securities.  The Funds will not invest in private placements without the prior approval of the Board.

4.

Purchase securities on margin (except to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities) or participate in a joint trading account; provided, however, a Fund may (i) purchase or sell futures contracts, (ii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts, (iii) write or invest in put or call options on securities and indexes, and (iv) engage in foreign currency transactions.  (The “bunching” of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser or a Subadviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.)

5.

Purchase any interest in any oil, gas or any other mineral exploration or development program, including any oil, gas or mineral leases.

6.

Purchase warrants, valued at the lower of cost or market, in excess of 5% of a Fund’s net assets.  Included in that amount, but not to exceed 2% of net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges.  Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions.

7.

Borrow money except for temporary bank borrowings (not in excess of five percent (5%) of the value of its total assets) for emergency or extraordinary purposes, or engage in reverse repurchase agreements, or pledge any of its assets except to secure borrowings and only to an extent not greater than ten percent (10%) of the value of a Fund’s net assets; provided, however, a Fund may engage in transactions involving options.  Each Fund will not purchase any security while borrowings represent more than 5% of its total assets are outstanding.

   In determining industry classification, the Adviser intends to use the industry classifications of the Standard Industrial Classification (SIC) Code List.

For purposes of fundamental investment restriction number 5, concerning borrowings, if borrowings need to reduced within three days to comply with the 33 1/3% limitation, Sundays and holidays will not be counted as any of those three days.

A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the Fund’s total assets.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds maintain written policies and procedures regarding the disclosure of their portfolio holdings to ensure that any such disclosure is in the best interests of the Funds’ shareholders.  The Funds’ Chief Compliance Officer will report annually to the Board with respect to the Funds’ portfolio holdings disclosure policies.

The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the Funds’ portfolios on a daily basis.  For example, the Funds’ administrator and fund accountant is responsible for maintaining the accounting records of the Funds, which includes maintaining a current portfolio of each Fund.  The Funds also undergo an annual audit that requires the Funds’ independent auditor to review each Fund’s portfolio.  In addition to the fund accountant, the Funds’ custodian also maintains an up-to-date list of each Fund’s holdings.  The Funds also make their portfolios available to their transfer agent for the transfer agent’s use in responding to shareholder inquiries.  This information is made available on a quarterly basis after such information is at least 30 days old.  Each of these parties is contractually and/or ethically prohibited from sharing the Funds’ portfolios or trading on such information unless specifically authorized by the Company.

The Funds may provide their entire portfolios to the following rating and ranking organizations:

•

Morningstar, Inc.

•

Lipper, Inc.

•

Standard & Poor’s Ratings Group

•

Bloomberg L.P.

•

Thomson Financial Research

The Funds’ management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information.  The Funds may not pay these organizations or receive any compensation from them for providing this information.  The Funds will provide these organizations with portfolio information on a quarterly basis after such information is at least 30 days old.  Since the information provided is at least 30 days old, it is not provided on the condition that it be kept confidential or that these organizations not trade on the information.

ADDITIONAL COMPANY INFORMATION

Directors and Officers.

  As a Maryland corporation, the business and affairs of the Company are managed by its officers under the direction of its Board.  The Board currently consists of four Directors who are not “interested persons” of the Company or the Funds as that term is defined in the Investment Company Act (the “Independent Directors”).  Information regarding the Board and the officer of the Funds (as of the date of this Statement of Additional Information), including their principal business occupations during at least the last five years, is set forth below.

Independent Directors

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Director	Other Directorships Held by Director
Greg Linn 3 Embarcadero Center Suite 1120 San Francisco, CA 94111 Age: 55	Director	Indefinite, until successor elected Served as a Director since January 2007	Proprietor, Ambullneo Vineyards, a producer of fine wines, since 2001.	2	None
Edward C. Peterson 3 Embarcadero Center Suite 1120 San Francisco, CA 94111 Age: 57	Chairman of the Board	Indefinite, until successor elected Served as a Director since January 2007	Vice President, Peterson and Collins, Inc., a commercial, industrial and single-family housing construction company, since 1977.	2	None
Brian Dombkowski 3 Embarcadero Center Suite 1120 San Francisco, CA 94111 Age: 38	Director	Indefinite, until successor elected Served as a Director since September 2008	Chief Investment Officer, Sand Hill Global Advisors, LLC, since 2010; Co-Chief Investment Officer, Stafford Capital Management, 2006 to 2009; Senior Portfolio Manager and Co-Chief Investment Officer (starting in 2001) for Midcap product class, RCM Capital Management, 1995 to 2005.	2	None
Mary Avella 3 Embarcadero Center Suite 1120 San Francisco, CA 94111 Age: 45	Director	Indefinite, until successor elected Served as a Director since September 2008	Managing Member, Athena Fund Advisors, LLC, since 2009; Director, WTAS LLC, 2008 to 2009; Chief Financial Officer, Tano Capital, LLC, 2006 to 2008; West Coast Head of BISYS Alternative Investment Services, 2005 to 2006.	2	None

Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Edwin Restrepo Three Embarcadero Center, Suite 1120 San Francisco, CA 94111 Age: 45	President, Treasurer	Indefinite, until successor elected Served as President and Treasurer since April 2010.	President and Founder, Screaming Eagle Trading Inc. (broker-dealer), from 2003 to 2009.

Board Structure.   The Board is composed of four individuals, all of whom are Independent Directors, including the Chairman of the Board.

The Board oversees the actions of the Adviser and other service providers and decides upon matters of general policy.  The Board also reviews the actions of the Company’s officers and service providers, who conduct and supervise the daily business operations of the Company.  As part of the Board’s oversight function, it monitors the Adviser’s risk management, including investment risks, compliance risks and operational risks, through the receipt of periodic reports and presentations made to the full Board or, in some cases, to the Audit Committee described below.  The Board has not, however, established a standing risk committee.  The Company’s officers, the Adviser’s personnel and representatives of the Company’s service providers are responsible for the management of applicable risks, and the Board relies on these individuals to report exceptions and issues in order for the Board to fulfill its oversight responsibilities.  The Board receives reports at least quarterly and the Company’s officers, the Adviser’s personnel and representatives of the Company’s service providers are expected to inform the Board more frequently if material issues arise involving the Board’s oversight, including its risk oversight function.  The Board also receives quarterly reports from the Company’s chief compliance officer, as well as an annual report on the effectiveness of the Funds’ compliance policies and procedures, and meets periodically with the chief compliance officer in executive sessions.

In recent years, the Board’s membership has changed as the Funds have moved in new directions.   Mr. Peterson and Mr. Linn became Directors in 2007 and Mr. Peterson became Chairman in 2010.   Ms. Avella and Mr. Dombkowski joined the Board in fall 2008.  Each individual brings distinct perspectives, viewpoints, professional experience, education and individual qualities to the Board.  The Board concluded that Mr. Peterson is suitable to act as a Director because of his business experience in managing large and complex projects.   The Board concluded that Mr. Linn is suitable to act as a Director because of his business experience and his experience as the proprietor of a consumer products company.   The Board concluded that Ms. Avella is suitable to act as a Director because of her accounting and operational background, particularly with alternative investment management issues.  The Board concluded that Mr. Dombkowski is suitable to act as a Director because of his portfolio and investment management background, and experience with alternative asset funds.  Together, these particular attributes, along with the other experiences, qualifications, and skills of each Director, complement each other to allow the Board, as a whole, to fulfill its oversight responsibilities consistent with the best interests of shareholders.  The Board met eight times in 2009, including four regular meetings and four special meetings to consider items arising in between regularly-scheduled meetings.

The Board exercises its oversight primarily as a whole, but has delegated certain oversight functions to an Audit Committee whose members are Messrs. Peterson and Dombkowski and Ms. Avella.  Ms. Avella serves as Chairman of the Audit Committee.  The primary functions of the Audit Committee are to recommend to the Board the independent registered public accounting firm to be retained to perform the annual audit, to review the results of the audit, to review the Funds’ internal controls, to approve all auditing and other services provided to the Funds by their independent registered public accounting firm and to review certain other matters relating to the Funds’ independent registered public accounting firm and financial records.  The Audit Committee convened four times in 2009.  The Board has no other committees.  The Independent Directors may constitute a nominating committee in the future, or the Independent Directors, as a subset of the Board, may consider potential Board candidates from time to time as vacancies arise or as desirable to add qualified candidates to the Board.  The Independent Directors will consider all relevant aspects of a candidate’s background and experience when considering potential new Board members, including how the potential candidate’s qualifications complement the existing Board members, and the Independent Directors will make the final determination on whether to nominate or appoint any new Independent Directors to the Board.  The Board does not have a formal diversity policy in evaluating potential candidates but will consider a candidate’s background in evaluating the candidate for Board membership.

Direct Ownership of Equity Securities.

The table below shows the dollar range of shares of all Funds in the Company beneficially owned by each Director as of December 31, 2009.

Name of Director	Dollar Range of Equity Securities in the Absolute Return Fund	Dollar Range of Equity Securities in the Market Neutral Fund	Aggregate Dollar Range of Equity Securities in all Funds of the Company

Mary Avella	$0	$0	$0

Brian Dombkowski	$0	$0	$0

Greg Linn	$0	$0	$0

Edward C. Peterson	$0	$0	$0

Compensation.

Any Director of the Company who is an officer of the Adviser and an officer of the Funds receives no remuneration from the Funds.  The Independent Directors are currently paid a fee of $1,500, plus expenses, for each quarterly Board meeting attended and $500 for each special meeting attended.  Members of the Audit Committee are currently paid a fee of $500 ($2,000 for the Chairman of the Audit Committee), plus expenses, for each Audit Committee meeting attended.  The Funds pay these fees.  In addition, each Director is reimbursed for the expenses of attending meetings.  The Directors have, temporarily, reduced fees from the fee levels applicable in 2008.  The table below sets forth the compensation of the Directors for the fiscal year ended December 31, 2009.

COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation from Funds	Pension or Retirement Benefits Accrued as Part of Company Expenses[1]	Total Compensation from Company Paid to Directors

Mary Avella	$11,000	$0	$11,000
Brian Dombkowski	$9,500	$0	$9,500
Greg Linn	$9,500	$0	$9,500
Edward C. Peterson	$9,500	$0	$9,500

1 The Company does not maintain pension or retirement plans.

Code of Ethics.

Each of the Company, the Adviser and the Subadvisers have adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act.  These codes of ethics generally prohibits personnel subject thereto from investing in securities that may be purchased or held by the Funds without preclearances from compliance personnel.  The code of ethics of the Company and the Adviser permits personnel subject thereto to invest in entities that are permitted to co-invest with the Funds pursuant to an SEC exemptive order.

Proxy Voting Policies and Procedures.

The Board has delegated to the Adviser the responsibility to vote proxies solicited by the issuers of securities held in each Fund’s portfolio, and the Adviser has delegated proxy voting responsibilities to the Subadvisers.

In general, and when necessary, the Adviser votes proxies exclusively for the benefit of shareholders and in a manner in which the Adviser believes will enhance long-term shareholder value.  Accordingly, on routine matters such as uncontested elections of directors and selection of auditors, the Adviser generally votes as management of the issuer recommends.  On non-routine matters the Adviser analyzes the proposal on a case-by-case basis.  Generally, the Adviser will vote as management of the issuer recommends only if the proposal would not impair the economic interests of shareholders and does not eliminate, dilute or otherwise impair the rights of shareholders.

There may be instances where the interests of the Adviser may conflict or appear to conflict with the interests of a Fund.  A conflict of interest may exist, for example, where the Adviser has a significant business or personal relationship with the company or its officers.  In such instances the Adviser will disclose the conflict to the Board and seek its advice as to the voting of such securities.

The Subadvisers’ proxy voting policies, or summaries of those policies, appear in Appendix B.

Information regarding how the Adviser or a Subadviser, as the case may be, voted proxies relating to the Funds’ securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-228-2121, or on the SEC’s website at www.sec.gov.

Control Persons and Principal Holders of Securities.

As of March 31, 2010, the Funds were aware that the following persons or entities owned a controlling interest (ownership of greater than 25%) or owned of record 5% or more of the outstanding shares of each Fund.   Ownership by the entities listed below is believed to be of record, and not beneficial ownership.

Absolute Return Fund

Charles Schwab & Company 101 Montgomery Street. San Francisco, CA 94104	15.56%
National Financial Services Corp. 200 Liberty Street New York, NY 10006	13.02%

Market Neutral Fund

Charles Schwab & Company 101 Montgomery Street. San Francisco, CA 94104	23.13%
National Financial Services Corp. 200 Liberty Street New York, NY 10006	14.30%

The directors and officers as a group owned less than 1% of the outstanding shares of the Funds.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser.

The investment adviser to the Funds is Van Wagoner Capital Management, Inc.  Garrett Van Wagoner is the founder and President of the Adviser and owns a majority of the outstanding common stock of the Adviser.  As such, he controls the Adviser.

The Adviser has entered into Investment Advisory Agreements with the Company on behalf of the Funds (the “Investment Advisory Agreements”), which was approved at shareholder meetings on January 28, 2010.  The Adviser is responsible for overseeing the Subadvisers, recommending the selection of Subadvisers to the Funds’ Board, evaluating the performance of the Subadvisers, monitoring changes at the Subadvisers’ organization, overseeing the operational aspects of the Funds and coordinating with the Subadvisers with respect to diversification and other compliance responsibilities.  The Adviser (except when investing directly) generally is not responsible for the day-to-day investment decisions for the Funds.  The Subadvisers have this responsibility and are responsible for implementing the Funds’ strategies, selecting individual securities and selecting brokers and dealers to execute transactions for the Funds.  The Adviser pays the fees of the Subadvisers, and thus the Subadvisers’ fees do not impact a Fund’s management fee.

The Adviser provides the Funds with office space, equipment and personnel necessary to operate and administer the Funds’ business and to supervise the provision of services by third parties.  The Investment Advisory Agreements are terminable without penalty with respect to a Fund, on 30 days’ written notice by the Directors, by vote of a majority of a Fund’s outstanding voting securities or on 60 days’ written notice by the Adviser, and will terminate automatically in the event of their assignment.

Each Fund pays all of its own expenses, including without limitation, the cost of preparing and printing its registration statement required under the Securities Act and the Investment Company Act and any amendments thereto, the expense of registering its shares with the SEC and qualifying for sale in the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Funds’ assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.

The Investment Advisory Agreements provide that the Adviser shall not be liable to the respective Fund or its shareholders for any error of judgment or mistake of law or for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.  The Investment Advisory Agreements also provide that nothing therein shall limit the freedom of the Adviser and its affiliates to render investment supervisory and corporate administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

The Funds operate using a “manager of managers” structure allowing the Adviser and a Fund to (1) engage new or additional subadvisers; (2) enter into and modify existing investment subadvisory agreements; and (3) terminate and replace subadvisers, in each case without obtaining further approval of a Fund’s shareholders, provided that (a) the subadviser is not an “affiliated person” of the Adviser or the Funds, other than by reason of serving as a subadviser to a Fund, (b) the subadviser is registered as an adviser under the Investment Advisers Act of 1940, and (c) the Board has approved the new or amended subadvisory agreement.  The Funds and the Adviser have received relief from the SEC from certain provisions of the Investment Company Act to use the “manager of managers” structure.  A Fund will provide its shareholders, within 90 days of the engagement of a new subadviser or a change to a Fund’s subadvisory agreement, with an information statement containing information about the subadviser and the subadvisory agreement, similar to that which would have been provided in a proxy statement seeking shareholder approval of such arrangement or change thereto.

Under the prior advisory agreements for the Absolute Return Fund and Market Neutral Fund, which were effective until implementation of the new agreements in 2010, the Adviser was compensated at a basic fee rate of 1.25% and 1.15%, respectively, of each Fund’s average daily net assets.  Prior to October 1, 2008, each of the Absolute Return Fund and the Market Neutral Fund compensated the Adviser at a basic fee rate of 1.25% of each Fund’s respective average daily net assets, subject to adjustment upward or downward depending on the performance of that Fund.  During these prior periods and until February 1, 2010, the Absolute Return Fund was known as the Small-Cap Growth Fund and the Market Neutral Fund was known as the All-Cap Growth Fund, and the Funds followed different investment strategies.  The current fee rates for the Absolute Return Fund and Market Neutral Fund are set forth in the Prospectus.  For the fiscal years ended December 31, 2007, 2008 and 2009, the Funds accrued the following management fees and the Adviser waived a portion of its management fees in the following amounts:

	2007	2008	2009

Absolute Return Fund
Gross Management Fees	$524,895	$289,600	$114,870
Waived Management Fees	$241,713	$134,470	$0

Market Neutral Fund
Gross Management Fees	$189,723	$109,813	$30,404
Waived Management Fees	$88,564	$44,374	$0

During these periods, the Adviser paid the following amounts to one or more Subadvisers who provided services to the Funds, resulting in aggregate fees to Subadvisers at the rates set forth below.

	2007*	2008*	2009

Absolute Return Fund
Gross Aggregate Subadvisory Fees	$0	$2,286	$176
Aggregate Subadvisory Fees	0.00%	0.00%**	0.00%**

Market Neutral Fund
Gross Aggregate Subadvisory Fees	$0	$23	$0
Aggregate Subadvisory Fees	0.00%	0.00%**	0.00%

*  The Fund’s previous subadviser was not engaged until October 2008, and thus no subadvisory fees were paid prior to that time.

**  Less than 0.01% of average daily net assets during the period.

Pursuant to an Operating Expenses Limitation Agreement, the Adviser has agreed to waive all or a portion of its agreed to advisory fees with respect to the Funds under the Investment Advisory Agreements, and to reimburse the Funds for operating expenses it incurs (if necessary) to the extent necessary to ensure that the total operating expenses (excluding all federal, state and local taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of securities and extraordinary items such as litigation and merger expenses) of the Funds do not exceed 2.99% of the Funds’ average daily net assets annually through April 30, 2011.  For purposes of that expense limit “Acquired Funds Fees and Expenses” and dividend expenses on short sales are not operating expenses.  The Adviser has a right to receive reimbursement for fee reductions and/or expense payments made pursuant to the Operating Expenses Limitation Agreement made in the prior three years, provided that after giving effect to such reimbursement total operating expenses (excluding all federal, state and local taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of securities and extraordinary items) of the Funds do not exceed 2.99% of the Funds’ average daily net assets in the year of reimbursement.

Subadvisers

.

When the Adviser enters into a Subadvisory Agreement concerning a Fund, the terms are substantially as described below.

Subadvisory Services.  Under a Subadvisory Agreement, a Subadviser is responsible for decisions with respect to all purchases and sales of securities and other investment assets concerning the assets allocated to it.  To carry out these decisions, the Subadviser is authorized, as agent and attorney-in-fact for a Fund, for the account of, at the risk of and in the name of the Fund, to place orders and issue instructions with respect to the assets allocated to it, and to select brokers and dealers to execute, or to select markets on or in which to execute, such orders or instructions.  In all purchases, sales and other transactions in securities and other investments for the assets allocated to it, the Subadviser is authorized to exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.  The Subadviser will provide reports to the Board and Adviser as reasonably requested by them, and will also maintain on behalf of the Fund certain records.  In making purchases and sales of securities and other investment assets for a Fund, the Subadviser will comply with the directions and policies set from time to time by the Board as well as the limitations imposed by the Fund’s policies and procedures, its registration statement and other applicable laws.

Liability.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under a Subadvisory Agreement on the part of a Subadviser, the Subadviser is not liable for any act or omission in the course of, or connected with, rendering services under its Subadvisory Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security.

Termination.  A Subadvisory Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 60 days’ written notice to the Subadviser or (ii) by the Subadviser on 60 days’ written notice to the Fund.  A Subadvisory Agreement terminates immediately (x) upon its assignment or (y) upon termination of the Investment Advisory Agreement between the Adviser and the Fund.  Subject to prior termination, a Subadvisory Agreement continues in effect for an initial period of two years and indefinitely thereafter, but only so long as the continuance after the initial period is specifically approved annually by the Board in the manner required by the Investment Company Act.

The Subadvisers that currently may be allocated Fund assets to manage are:

AlphaStream Capital Management LLC (“AlphaStream”) was formed in June of 2002 by the former U.S. quantitative equity portfolio management team of Zurich Scudder Investments, Inc. (“ZSI”).  The firm believes in a fundamental quantitative approach that is applied using a strategy that has been researched, tested, and implemented, to balance reward to risk to meet client objectives.  AlphaStream is located at 2423 Webb Ave. Unit C, Alameda, CA 94501 and, as of December 31, 2009, had approximately $17 million in assets under management, of which approximately all of it is in a long/short equity strategy.  AlphaStream was founded by Stephen Marsh and Robert Tymoczko, AlphaStream’s two principals.  Mr. Marsh and Mr. Tymoczko have worked together for 11 years as a team, first for three years as co-heads of U.S. quantitative equities at ZSI and then for 8 years at AlphaStream.

Sage Capital Management, LLC (“SCM”) specializes in U.S. convertible arbitrage strategies.  The strategy involves purchasing interest-bearing convertible debentures and high yielding convertible preferred stocks.  These long convertible positions are then hedged against stock market risk by selling short a percentage of the underlying common stock and/or by writing an appropriate number of equity call options.  The firm has managed domestic limited partnership funds open to both individual and institutional investors as well as a number of separately managed accounts for over twenty years.  SCM was founded in 1988 by Peter deLisser for the purpose of investing client capital in convertible arbitrage strategies.  SCM is located at 665 South Orange Avenue, Suite 3, Sarasota, FL 34236.  SCM is wholly owned by Mr. deLisser, Karen Heston and Michael Ippolito, its three principals.

TWIN Capital Management, Inc. (“TWIN”) focuses on large and mid-cap U.S. equities and has nearly 20 years of long/short management experience.  The firm was founded in 1990 by Geoffrey Gerber, Ph.D., formerly of Mellon Equity Associates, beginning with a long/short, market-neutral strategy.  TWIN is a research-intensive organization, and all of its strategies are driven by models.  TWIN is located at 3244 Washington Road, Suite 202, McMurray, PA 15317.  Assets under management were approximately $707 million as of December 31, 2009.  TWIN is wholly-owned by Mr. Gerber.  Christopher Erfort, James Hough, and James Drake are also senior executive officers of TWIN.

Nicholas Investment Partners, L.P. (“Nicholas”) is an independent, employee-owned investment management firm specializing in small to mid-cap growth equity and convertibles.  It was founded in 2006 by Catherine Nicholas and Art Nicholas, the original partners of Nicholas-Applegate Capital Management (“NACM”).  Combined, they have over 57 years of experience managing institutional investments across equity markets and other asset classes.  After the expiration of their non-competition agreements related to the sale of NACM, they built the necessary infrastructure to manage equity and convertible strategies for institutional clients, including adding senior investment and client service professionals.  Together, they each have over 20 years average institutional experience, through several market and industry cycles.  Nicholas is located at 6451 El Sicomoro, Rancho Santa Fe, CA 92067.  Assets under management were approximately $290 million as of March 31, 2010.  Catherine Nicholas and Art Nicholas, along with John Wylie, Arthur Gleeson, Laura DeMarco and Tammy Wiseman are the principal owners and partners of Nicholas.

Simran Capital Management LLC (“Simran”) is an asset management firm dedicated to providing asset management for investment strategies in the high yield credit markets.  The Simran professionals have an extensive background in high yield investing, trading, restructuring and bankruptcy advisory, and investment banking.  Simran has developed its Pre-Event Driven Activist Strategy, which seeks to employ a risk-averse investment profile while maintaining a low correlation to equity and debt markets.  The strategy includes a multi-tiered credit research approach, which uses a proprietary statistical model to screen the entire high yield market to identify bonds as rich or cheap.  The managers selectively assemble a portfolio of credits trading below base recovery values, which are generated by using investment banking financial models to identify worst-case scenario valuations in the event of liquidation, restructuring or bankruptcy for each issue in the high yield universe.  Management has combined over 80 years of expertise in intensive credit and valuation analysis as investment bankers, restructuring advisors and traders.  Simran is located at Two Prudential Plaza 180 North Stetson, Suite 3500, Chicago, IL 60601.  Assets under management were approximately $375 million as of December 31, 2009.  Simran is owned entirely by its employees with Mesh Tandon as the Managing Partner.

Sunnymeath Asset Management, Inc. (“Sunnymeath”) uses strategies that seek to capitalize on market opportunities in a variety of asset classes and sectors.  It was founded in 1996 by James P. O’Mealia, who has over 30 years of investment experience in equity and fixed income securities.  Sunnymeath has significant experience in the energy, utility, metals, materials, retail and industrial sectors, and extensive experience restructuring distressed high yield bond issuers.  Sunnymeath is located at 151 Bodman Place, Suite 100, Red Bank, NJ 07701.  Assets under management were approximately $70 million as of February 28, 2009.  Sunnymeath is wholly owned by Mr. O’Mealia.

SSI Investment Management, Inc. (“SSI”) was founded in 1973 and uses systematic investment strategies, and it integrates a disciplined quantitative process with fundamental analysis.  SSI has over 36 years of experience, and the senior investment team has worked together for more than 15 years.  SSI’s original vision, when it was founded in 1973, was to develop a strategy that could provide consistent returns irrespective of market movements.  SSI applies statistical analysis to the stock market, and created a thirteen-factor quantitative ranking system, which led to the launch of the first equity market-neutral strategy in 1974.  Early in SSI’s history, in addition to the long/short equity market-neutral strategy, it tested various other hedging techniques, including hedging bonds, looking for those sustainable strategies that would provide alpha.  In 1994, with the addition of George Douglas, SSI added Hedged Convertibles to its product spectrum.

SSI is located at 9440 Santa Monica Boulevard, 8th Floor, Beverly Hills, CA 90210.  Assets under management were approximately $1.1 billion as of March 9, 2009.  SSI is wholly-owned by its employees, and its principals are Amy Jo Gottfurcht, Chairman and Chief Executive Officer, John D. Gottfurcht, President, and George Douglas, Chief Investment Officer.

Portfolio Manager.

Mr. Van Wagoner is the portfolio manager responsible for the day-to-day management of the Funds.  Mr. Van Wagoner became the Funds’ portfolio manager upon the implementation of their current investment program in 2010.

   The following table shows, as of March 31, 2010, information about other accounts, besides the Funds, managed by Mr. Van Wagoner.

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	1	$4.35 million	1	$4.35 million
Other Accounts:	0	0	0	0

If Mr. Van Wagoner were, in the future, to manage other accounts, other than potential conflicts between investment strategies, the side-by-side management of both a Fund and other accounts may raise potential conflicts of interest due to the interest held by the Adviser in other accounts managed by the Adviser.  These potential conflicts may arise from certain trading practices that may become applicable such as cross trades between a Fund and another account and the allocation of aggregated trades and investment opportunities.  The Portfolio Manager could, in the future, buy and sell securities for a Fund that are also recommended for other accounts.  The Portfolio Manager could also, at times, give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies.  Certain of the other accounts might pay higher management fee rates or pay performance-based fees to the Adviser.  The Portfolio Manager could devote unequal time and attention across accounts, and the differing fees, incentives and relationships with the various accounts may provide an incentive to favor certain accounts.

The Adviser has developed written policies and procedures reasonably designed to mitigate those conflicts, in the event they become applicable.  In particular, the Adviser has adopted policies limiting the ability of the Portfolio Manager to cross securities between a Fund and other accounts, if any, managed by the Adviser and policies designed to ensure the fair allocation of investment opportunities and allocations (including IPOs) among all client accounts.  In addition, the Adviser has a Code of Ethics which, among other things, limits trading by the Portfolio Manager and other employees of the Adviser.  There is no guarantee that any such policies and procedures will cover every situation in which a conflict of interest arises.

Mr. Van Wagoner owns a majority of the Adviser ..  As such, he is eligible to receive net income generated from the advisory agreements with the Funds.  In addition, he is eligible for standard health benefits.

As of the date of this Statement of Additional Information, Mr. Van Wagoner does not own any shares of the Funds.

Currently, none of the Subadvisers have been allocated Fund assets to manage.  When such allocations are made, information about the portfolio managers at the Subadvisers responsible for managing Fund assets will be provided.

Fund Accountant.

Until April 2009, PNC Global Investing Services (“PNC”) provided various administrative and fund accounting related services to the Funds.  Since that date, these services have been provided by Mutual Shareholder Services, LLC (“MSS”).  These services include, but are not limited to, the following: calculating daily net asset values for each Fund based on portfolio pricing information provided by commercial services and/or the fair values provided pursuant to the Funds’ fair value pricing policy; overseeing the Funds’ Custodian; preparing notice and renewal filings pursuant to state securities laws; compiling data for and preparing notices to the SEC; preparing financial statements for the annual and semi-annual reports to the SEC and current investors; monitoring the Funds’ expenses; monitoring the Funds’ status as a regulated investment company under Subchapter M of the Code; monitoring compliance with the Funds’ investment policies and restrictions and generally assisting in the Funds’ administrative operations.  MSS, at its own expense, and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Accounting Services Agreement.  Under the Accounting Services Agreement, MSS is not liable for any loss suffered by the Funds or their shareholders in connection with the performance of the Accounting Services Agreement taken in good faith without negligence, bad faith, willful misconduct or reckless disregard of its duties under the Agreement.  The Accounting Services Agreement also provides that MSS may provide similar services to others including other investment companies.  For the foregoing, MSS receives a fee on the value of each Fund computed daily and payable monthly, at the annual rate on the average daily net assets, with such rates decreasing as assets reach certain levels, subject to an annual minimum fee, plus out-of-pocket expenses.  PNC served as administrator during the 2007 and 2008 fiscal years and until April of the 2009 fiscal year, at which time MSS started to provide services to the Funds.  For the fiscal years ended December 31, 2007, 2008 and 2009, PNC and/or MSS was paid $90,001, $90,001 and $97,844, respectively, by the Absolute Return Fund for administration and accounting services.  For the fiscal years ended December 31, 2007, 2008 and 2009, PNC and/or MSS was paid $90,001, $90,001 and $47,710, respectively, by the Market Neutral Fund for administration and accounting services.

Transfer Agent.

Since April 2009, MSS, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, has served as the Funds’ Transfer Agent.  As Transfer Agent, MSS keeps records of the shareholder accounts and transactions.  Each Fund will pay MSS a fee based on the number of shareholder accounts, subject to an annual minimum fee, plus out-of-pocket expenses.

Custodian.

Since October 2009, UMB Bank, n.a., 928 Grand Blvd., 5th Floor, Kansas City, Missouri 64106, has served as the custodian for the Funds.  Under the terms of the Custody Agreement, UMB Bank, n.a. will be responsible for the receipt and delivery of each Fund’s securities and cash.  UMB Bank, n.a. will not exercise any supervisory functions over the management of the Funds or the purchase and sale of securities.

Legal Counsel.

K&L Gates LLP, with offices at Four Embarcadero Center, Suite 1200, San Francisco, California 94111, serves as counsel to the Funds and for the independent Directors in their capacities as such.  Counsel does not provide legal services to the Adviser.  A determination with respect to the independence of the Funds’ “independent legal counsel” will be made at least annually by the independent Directors of the Company, as prescribed by the Investment Company Act and related rules.

Independent Registered Public Accounting Firm.

Tait, Weller & Baker LLP, with offices at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania, 19103, is the independent registered public accounting firm for the Funds.  Tait, Weller & Baker LLP is responsible for performing an audit of each Fund’s year-end financial statements.

Principal Underwriter.

Since April 2009, Rafferty Capital Markets, LLC, 59 Hilton Ave., Garden City, NY 11530 (“Rafferty”), has acted as the principal underwriter pursuant to an Underwriting Agreement.  The Underwriting Agreement with Rafferty provides that, after its initial two year term, it will continue in effect for successive one year terms if approved at least annually by (1) a majority of the Funds’ outstanding voting shares or by the Board and (2) the vote of the majority of the Board who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the Underwriting Agreement.

DISTRIBUTION OF SHARES

The Funds have adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act.  The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board, of up to 0.25% of a Fund’s average daily net assets.  Payments may be made by each Fund under the Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the Fund as determined by the Board.  Such activities include advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or other distributors, shareholder account servicing, production and dissemination of prospectuses and sales and marketing materials, and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead.  To the extent any activity is one which a Fund may finance without a Plan, the Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

The Plan was adopted in anticipation that the Funds will benefit from the Plan through increased sales of shares of each Fund, thereby reducing each Fund’s expense ratio and providing an asset size that allows the Adviser greater flexibility in management.  The Plan may be terminated at any time by a vote of the Directors of the Funds who are not interested persons of the Funds and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of Common Stock.  Messrs. Linn, Peterson and Dombkowski, and Ms. Avella are currently the Rule 12b-1 Directors.  Any change in the Plan that would materially increase the distribution expenses of the Funds provided for in the Plan requires approval of the shareholders and the Board, including the Rule 12b-1 Directors.

While the Plan is in effect, the selection and nomination of Independent Directors will be committed to the discretion of the current Independent Directors.  The Board must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the officers of the Company.  Unless otherwise terminated, the Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board, including the Rule 12b-1 Directors.

  For the fiscal year ended December 31, 2009, the Absolute Return Fund and Market Neutral Fund paid a total of $22,974 and $6,610 in 12b-1 fees, respectively.  Of this total, $9,043 and $2,743 was spent on payments to brokers or dealers, $11,813 and $3,375 was spent on payments to the Distributor, $762 and $123 was spent on printing and mailing prospectuses to other than current shareholders, and the balance of $1,356 and $369 was spent on expenses associated with trade shows, web site development and other miscellaneous expenses for the Absolute Return Fund and Market Neutral Fund, respectively.  No 12b-1 credits were made to either of the Absolute Return Fund or Market Neutral Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Company has adopted a policy pursuant to which the Funds may not (1) compensate a broker or dealer for any promotion or sale of shares issued by a Fund by directing to the broker or dealer (a) a Fund’s portfolio securities transactions, or (b) any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from a Fund’s portfolio transactions effected through any other broker (including a government securities broker) or dealer (including a municipal securities dealer or a government securities dealer); and (2) direct a Fund’s portfolio securities transactions to a broker or dealer that promotes or sells shares issued by a Fund.  The policy permits a Fund, the Adviser and its Subadvisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Fund and is not influenced by considerations about the sale of Fund shares.

Although the Adviser has discretion to make direct investments for the Funds, day-to-day investment decisions, including the selection of brokers to execute portfolio transactions for the Funds, are generally made by the Subadvisers.  The Adviser or each Subadviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Adviser or that Subadviser.  The Funds do not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser or a Subadviser in its best judgment and in a manner deemed to be in the best interest of a Fund rather than by any formula.  To the extent the Adviser directs the execution of trades for a Fund or receives research or other services from broker-dealers, the Adviser will follow the brokerage policies described below.  Each Subadviser has policies and procedures concerning its duties when executing trades for clients, including the Funds, and the receipt of research and other services from broker-dealers.  The Subadvisers have each adopted policies and procedures substantially as described below.

The Adviser and Subadvisers seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Adviser or a Subadviser.  The Adviser or a Subadviser place orders pursuant to its investment determination for a Fund, typically with brokers or dealers.  In executing portfolio transactions and selecting brokers or dealers, the Adviser or a Subadviser uses its best effort to seek on behalf of a Fund the best overall terms available.  In selecting brokers and assessing the best overall terms available for any transaction, the Adviser or a Subadviser shall consider all factors that it deems relevant, including (without limitation): the price and size of the transaction; the financial condition and execution capability of the broker or dealer; the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis; the difficulty of the execution; the risk of positioning a block of securities; and the quality of the overall brokerage and research services.  The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.  Over-the-counter securities may be purchased or sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., “markups” when the market maker sells a security and “markdowns” when the market maker purchases a security).  In many instances, the Adviser or a Subadviser may determine that better prices are available from non-principal market makers who are paid commissions directly.  Fixed income transactions are typically purchased or sold directly with dealers who retain a spread that represents a markup or markdown to or from the cost of the security.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser or a Subadviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Funds and/or other accounts over which the Adviser, a Subadviser or an affiliate thereof exercises investment discretion.  Research is designed to augment the Adviser’s or a Subadviser’s own internal research investment strategy capabilities.  Typically, research will be used to service all of the Adviser’s or a Subadviser’s accounts, although a particular client may not benefit from all the research received on each occasion.  Other clients of the Adviser or a Subadviser may indirectly benefit from the availability of these services to the Adviser or that Subadviser, and a Fund may indirectly benefit from services available to the Adviser or a Subadviser as a result of transactions for other clients.  The Adviser or a Subadviser may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser or a Subadviser has determined in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities the Adviser or Subadviser has to the Fund.  In no instance, however, will portfolio securities be purchased from or sold to the Adviser, a Subadviser or any affiliated person of either the Company, the Adviser or a Subadviser, acting as principal in the transaction, except to the extent permitted by the SEC through rules, regulations, decisions and no-action letters.

Investment decisions for the Funds are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser, a Subadviser or an affiliate thereof. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Also, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients, including a Fund, may simultaneously purchase or sell the same security, in which event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s or a Subadviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each.  The Adviser and Subadvisers attempt to allocate portfolio transactions equitably among participating accounts, using procedures designed so that allocations are in the best interest of each client.  The Adviser and Subadvisers effect aggregate orders in a manner consistent with seeking best execution. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser or a Subadviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

During the fiscal years ended December 31, 2007, 2008 and 2009, the Funds paid the following brokerage commissions:

	2007	2008	2009

Absolute Return Fund	$473,334	$459,939	$76,053
Market Neutral Fund	$176,106	$219,000	$10,313

During the fiscal year ended December 31, 2009, the commissions noted above for the Absolute Return Fund and Market Neutral Fund were paid on transactions of $21,442,424 and $5,177,223, respectively, to brokers who provided research services to the Adviser or their former subadviser.

  During the fiscal year ended December 31, 2009, the Market Neutral Fund acquired securities of its following “regular” brokers or dealers (as defined in Rule 10b-1 under the 1940 Act): Goldman Sachs and Morgan Stanley.  As of December 31, 2009, the Market Neutral Fund’s aggregate holdings of its regular brokers or dealers were:

Name of Broker

Type of Security Held

Value (000)

Goldman Sachs Group, Inc.

Equity

$40,690

Morgan Stanley

Equity

$44,785

TAXES

Each Fund -- which is treated as a separate corporation for federal tax purposes -- intends to continue to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Code.  To do so, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements.  With respect to each Fund, these requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities, or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); (2) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes); and (3) at the close of each quarter of the Fund’s taxable year, not more than 25% of the value of its total assets may be invested in (a) the securities (other than U.S. government securities or securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) the securities of one or more QPTPs.

If a Fund failed to qualify for treatment as a RIC for any taxable year, then for federal tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders.  In addition, for those purposes the shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income (except that, for individual shareholders, the part thereof that is “qualified dividend income” would be subject to federal income tax at the rate for net capital gain through December 31, 2010  -- a maximum of 15%).  Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Dividends and other distributions declared by a Fund in, and payable to shareholders of record as of a date in, October, November, or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during January of the following calendar year.  Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

A portion of the dividends from a Fund’s investment company taxable income (whether paid in cash or reinvested in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations.  The eligible portion may not exceed the aggregate dividends a Fund receives from U.S. corporations, with certain exceptions.  However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are potentially subject to the corporate alternative minimum tax.

Any Fund that has a net capital loss (i.e., the excess of capital losses over capital gains) for any year can carry forward the amount of such loss (“federal income tax capital loss carryover(s)” or “CLC(s)”) for eight years following the year of the loss (subject to limitations upon an “ownership change,” as described below), and the amount thereof will be treated as a short-term capital loss that can be used to offset capital gains.  Future capital gains that are offset by a CLC are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders.  Accordingly, it is expected that any Fund that has CLCs will not distribute capital gains that are offset by such CLCs.  A Fund cannot carry back or carry over any net operating losses.

As of December 31, 2009, the Absolute Return Fund and Market Neutral Fund had CLCs expiring in 2010 of $174,822,268 and $24,086,621, respectively.  The amounts of the Absolute Return Fund’s CLCs that expire in 2011, 2012, 2013, 2015, 2016 and 2017 are 73,869,977, 23,584,187, 9,299,078, 47,596, 7,179,694 and 1,565,881 respectively.  The amounts of the Market Neutral Fund’s CLCs that expire in 2011, 2012, 2013, 2015, 2016 and 2017 are 19,406,798, 5,158,565, 679,356, 116,183, 3,170,109 and 445,139 respectively.

In general, if a Fund has had or will have an “ownership change” during a “testing period” (any three year period ending on the date when an ownership change has occurred), then under Section 383 of the Code, that Fund’s use of its CLCs subsequent to such an ownership change will be limited to an amount equal to the net asset value of the Fund immediately prior to the ownership change multiplied by the long-term tax exempt rate in effect for the month in which the ownership change occurs, increased by certain other amounts not material here.  The Funds believe that as of the date of this Statement of Additional Information, there has not been an ownership change within the testing period, and will use their best efforts to assure that an ownership change will not occur.  However, there can be no assurances that the Funds will not have, or has not already had, an ownership change.  If a Fund has or has had an ownership change, then it will be subject to federal income tax and possibly an excise tax on any capital gain net income exceeding the annual limitation on the CLCs not distributed by the Fund.

If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.  Investors also should be aware that if shares are purchased shortly before the record date for any distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable dividend or capital gain distribution.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.  Each Fund intends to declare and distribute dividends and other distributions during each year sufficient to prevent imposition of the excise tax.

The foregoing is a general and abbreviated summary of certain U.S. federal income tax considerations affecting the Funds and their shareholders.  Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from a Fund.

CAPITAL STRUCTURE

The Company is an open-end management investment company organized as a Maryland corporation on October 18, 1995.  The Company’s Charter authorizes the Board to issue up to 1,000,000,000 shares of common stock, par value $0.0001 per share.  The common stock is divisible into an unlimited number of “series”, each of which is a separate Fund.  Each share of a Fund represents an equal proportionate interest in that Fund.  Each share of the Funds has equal voting, dividend, distribution and liquidation rights.

The Board may classify or reclassify any unissued series of shares of the Company and may designate or redesignate the name of any outstanding series of shares of the Company.  As a general matter, shares are voted in the aggregate and not by series, except where series voting would be required by Maryland law or the Investment Company Act (e.g., a change in investment policy or approval of an investment advisory agreement).  All consideration received from the sale of shares of any series of the Company’s shares, together with all income, earnings, profits and proceeds thereof, would belong to that series and would be charged with the liabilities in respect of that series and of that series’ share of the general liabilities of the Company in the proportion that the total net assets of the series bear to the total net assets of all series of the Company’s shares.  The net asset value of a share of any series would be based on the assets belonging to that series less the liabilities charged to that series, and dividends could be paid on shares of any series of Common Stock only out of lawfully available assets belonging to that series.  In the event of liquidation or dissolution of the Company, the holders of each series of the Company would be entitled, out of the assets of the Company available for distribution, to the assets belonging to that series.

Shares of the Company have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion.  When issued for payment as described in the Prospectus, the Company’s shares will be fully paid and non-assessable.

Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by the Investment Company Act or the Maryland General Corporation Law.  Shareholders may not cumulate their votes in the election of directors.  Consequently the holders of more than 50% of the shares of the common stock voting for the election of directors can elect the entire Board and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board.

SHAREHOLDER MEETINGS

The Maryland Statutes permit registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act.  The Company has adopted the appropriate provisions in its By-Laws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the Investment Company Act.

The Company’s By-Laws also contain procedures for the removal of directors by its shareholders.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director.  Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to submit a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either:  (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Funds; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material of all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

RETIREMENT PLANS

The Funds offer several retirement account options to shareholders.  Qualifying shareholders may establish the following tax deferred retirement accounts: traditional and SEP IRA, Roth IRA and SIMPLE IRA.  The Funds also offer a Section 403(b)(7) arrangement for employers of certain tax exempt or educational organizations.  The shareholder’s employer must establish a plan before the shareholder opens a SEP, SIMPLE or 403(b)(7) account.

A description of accounts currently offered, applicable service fees and certain limitations on account contributions and withdrawals, as well as application forms, are available from the transfer agent upon request at 1-800-228-2121.  The IRA documents contain a disclosure statement which the Internal Revenue Service requires to be furnished to individuals who are adopting the IRA.  Because a retirement program involves commitments covering future years, it is important that the investment objective of the Funds be consistent with the participant’s retirement objectives.  Premature withdrawals from a retirement plan will result in adverse tax consequences.  Consultation with a competent financial and tax adviser regarding the foregoing retirement plans is recommended.

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES;
DETERMINATION OF NET ASSET VALUE

As set forth in the Prospectus, the net asset value of the Funds will be determined as of the close of trading on each day the New York Stock Exchange is open for trading.  The New York Stock Exchange is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  Additionally, if any of the aforementioned holidays fall on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the following Monday unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

In connection with the determination of the Funds’ net asset values, securities (including securities sold short) that are traded on a recognized stock exchange are valued at the last current sale price on the securities exchange on which such securities are primarily traded pursuant to valuations provided by independent pricing services.  Securities for which the primary market is the National Association of Securities Dealer’s Automated Quotation System (“Nasdaq”) are valued at the Nasdaq official closing price.  Securities (including securities sold short) traded on only over-the-counter markets are valued on the basis of closing over-the-counter sales prices.  Securities for which there were no current transactions are valued at the closing bid prices.  Securities sold short for which there were no current sales transactions are valued at the closing asked prices.  Options written or purchased by the Funds are valued at the last sales price if such sales price is between the current bid and asked prices.  Otherwise, options are valued at the mean between the current bid and asked prices.  Debt instruments maturing within 60 days are valued by the amortized cost method.  Any securities, including private equity securities, for which market quotations are not readily available, are valued at their fair value.  Private equity securities are initially carried at their original funded cost.  Changes in the fair value of these securities are made when evidence of a change in value is readily ascertainable.  Among the factors the Board or its delegate (if the Board determines in the future to delegate such responsibility to the Adviser) may consider as evidence of a change of value are fundamental analytical data such as earnings or sales, subsequent financings or stock issuances, and offers to merge or other acquisition offers.  In retrospect, fair values so determined may not reflect the prices at which those securities could have been sold during the periods in which the particular fair values were used in determining the Funds’ net asset values.

To illustrate the method of computing the offering price of shares of the Funds, the offering price on December 31, 2009 was as follows:

	Absolute Return Fund	Market Neutral Fund

Net Assets	$9,725,628	$2,742,212
divided by
Shares Outstanding	4,731,824	640,493
equals
Net Asset Value Per Share (Offering & Redemption Price)	$2.06	$4.28

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Company seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders.  Frequent purchases and sales of shares of the Funds may adversely affect Fund performance and the interests of long-term shareholders.  When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder’s shares.  This can happen when it is not advantageous to sell any securities, so the Funds’ performance may be hurt.  When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest.  In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs.  The Funds do not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

OTHER INFORMATION

It is possible that conditions may exist in the future which would, in the opinion of the Board, make it undesirable for a Fund to pay redemptions in cash.  In such cases the Board may authorize payment to be made in portfolio securities of a Fund.  However, the Funds have obligated themselves under the Investment Company Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of a Fund’s net assets if that is less) in any 90-day period.  Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share.  Shareholders receiving such securities generally will incur brokerage costs when selling such securities.

Payment for shares of a Fund may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus.  For further information about this form of payment, contact the Transfer Agent.  In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act with respect to the securities offered by the Funds’ Prospectus.  Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information, pursuant to the rules and regulations of the SEC.  The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

APPENDIX A

A.	Long-Term Ratings

1.

Moody’s Investors Service – Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.

Standard and Poor’s – Long-Term Issue Credit Ratings (including Preferred Stock)

Issue credit ratings are based, in varying degrees, on the following considerations:

•

Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•

Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

3.

Fitch – International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Speculative Grade

BB

Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative.  'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC	Default of some kind appears probable.

C	Default is imminent.

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•

Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•

The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

•

The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Note

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B.	Preferred Stock Ratings

1.	Moody’s Investors Service

aaa

An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa

An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a

An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa

An issue which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba

An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b

An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note

Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

C.	Short Term Ratings

1.	Moody’s Investors Service

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

2.	Standard and Poor’s

A-1

A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note

Dual Ratings.  Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

3.

Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

APPENDIX B

The Subadvisers’ proxy voting policies, or summaries of those policies, have been provided by the Subadvisers and appear below.

AlphaStream Capital Management LLC

AlphaStream will decide whether to vote proxies on behalf of each account over which AlphaStream has proxy voting authority after considering whether the proposal will have a material effect on the investment strategy pursued by AlphaStream for the account.  This analysis typically leads to a determination by AlphaStream not to vote proxies. In determining whether a proposal serves the best interests of an account, AlphaStream will consider a number of factors, including the economic effect of the proposal on shareholder value, the threat posed by the proposal to existing rights of shareholders, the dilution of existing shares that would result from the proposal, the effect of the proposal on management or director accountability to shareholders, and, if the proposal is a shareholder initiative, whether it wastes time and resources of the company or reflects the grievance of one individual.  AlphaStream will abstain from voting proxies when AlphaStream believes that it is appropriate.  Usually, this occurs when AlphaStream believes that the proposal will not have a material effect on the investment strategy pursued by AlphaStream.

If a material conflict of interest over proxy voting arises between AlphaStream and a client, AlphaStream will vote all proxies in accordance with the policy described above.  If AlphaStream determines that this policy does not adequately address the conflict of interest, AlphaStream will notify the client of the conflict and request that the client consent to AlphaStream’s intended response to the proxy solicitation.  If the client consents to AlphaStream’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, AlphaStream will vote the proxy as described in the notice.  If the client objects to AlphaStream’s intended response, AlphaStream will vote the proxy as directed by the client.

TWIN Capital Management, Inc.

TWIN Capital Management Inc. (“TWIN”) recognizes its responsibility under Advisers Act Rule 206(4)-6 to vote proxies, in those cases when voting authority with respect to an investment management client’s portfolio has been delegated by the client to TWIN.  TWIN also recognizes its responsibility to vote such proxies prudently and solely in the interest of the client, as well as to keep accurate records of proxy voting.  Toward that end, TWIN has adopted proxy-voting guidelines that are designed to aid in timely, consistent and responsible voting of proxies.

TWIN has retained Glass, Lewis & Co., LLC (“GLC”) to provide proxy-related services, including research, analysis and voting recommendations as well as reporting, auditing and assistance with the administration of its proxy voting responsibilities.  GLC’s standard guidelines govern the voting of proxies. If, however, a client provides specific guidance to TWIN regarding how its proxies are to be voted (e.g. AFL-CIO guidelines for labor sensitive accounts), TWIN will endeavor to follow the guidance provided by the account owner.  This may result in a vote different from TWIN’s other accounts. While TWIN has the right to direct that proxies be voted in a manner different from that recommended by GLC, it typically follows GLC’s recommendation.  However, when in TWIN’s best judgment its interests materially conflict with the interests of its clients, TWIN will not deviate from GLC’s independent recommendation.

TWIN will at all times have a professional staff member appointed as its Proxy Officer.  The Proxy Officer is responsible for the administration of TWIN’s proxy voting program.  Clients may obtain more detailed information about TWIN’s and/or GLC’s proxy voting policies or how their proxies were voted by calling, writing, or e-mailing our corporate office located in McMurray, Pennsylvania, Attn: Proxy Officer. (724) 942-2000.

Nicholas Investment Partners, L.P.

Most clients have authorized Nicholas Investment Partners (NIC) to vote proxies on their behalf.  NIC has retained Institutional Shareholder Services, Inc. (“ISS”) to provide research, recommendations and voting services on proxy voting issues.  NIC has instructed ISS to make voting decisions on behalf of each of NIC’s accounts based on the considerations described in the proxy voting guidelines ISS periodically provides to NIC.  NIC may override ISS’ voting decisions if NIC deems it in the best interests of NIC’s accounts.  If NIC does not affirmatively override ISS’ recommended voting decision, ISS will vote in accordance with its recommendation.

Notwithstanding the possibility that a material conflict of interest over proxy voting may arise between NIC and a client, NIC believes that it places the interests of its clients ahead of NIC’s own interests by following ISS’ recommendations.  However, if NIC determines that the foregoing proxy voting policies do not adequately address a material conflict of interest over proxy voting arising between NIC and a client, NIC will, in its exclusive discretion, either (a) direct ISS to vote its proxy in accordance with ISS’ recommendation or (b) provide the client with copies of all proxy solicitation materials that NIC receives with respect to this proxy, notify the client of the conflict and of NIC’s intended response to the proxy solicitation and request that the client consent to NIC’s intended response.  If the client consents to NIC’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, NIC will vote the proxy as described in the notice.  If the client objects to NIC’ intended response, NIC will vote the proxy as directed by the client.

If a material conflict of interest over proxy voting arises between NIC and a client, NIC will vote all proxies in accordance with the policy described above.  If NIC determines that this policy does not adequately address the conflict of interest, NIC will notify the client of the conflict and request that the client consent to NIC’s intended response to the proxy solicitation.  If the client consents to NIC’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, NIC will vote the proxy as described in the notice.  If the client objects to NIC’s intended response, NIC will vote the proxy as directed by the client.

The firm does not maintain a website with proxy voting history, but is willing to provide such information at a client’s request.

Simran Capital Management LLC

Simran Capital Management LLC (“SIMRAN”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)–6 under the Investment Advisers Act of 1940, as amended. SIMRAN has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of SIMRAN, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of SIMRAN’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, SIMRAN reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. SIMRAN may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

SIMRAN will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. SIMRAN will review each proxy to determine whether there may be a material conflict between SIMRAN and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, SIMRAN will seek to resolve any such conflict in accordance with the Proxy Policy. SIMRAN seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, SIMRAN will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of SIMRAN’s written Proxy Policy and the factors that SIMRAN may consider in determining how to vote a client’s proxy. Except as required by law, SIMRAN will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, SIMRAN will disclose to its clients or the entity delegating the voting authority to SIMRAN for such clients, how SIMRAN voted such client’s proxy. In addition, a client may obtain copies of SIMRAN’s Proxy Policy and information as to how its proxies have been voted by contacting SIMRAN.

EMBARCADERO FUNDS, INC.

FORM N-1A

PART C

Item 28. Exhibits.

(a)     (1)

Registrant’s Articles of Incorporation (including all amendments through December 31, 1999) is incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A.

(a)     (2.1)

Articles of Amendment to Articles of Incorporation dated April 19, 2000 is incorporated by reference to Exhibit a-2 of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A.

(a)     (2.2)

Articles Supplementary to Articles of Incorporation dated December 18, 2002 is incorporated by reference to Exhibit a-2.2 of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A.

(a)      (2.3)

Articles of Amendment to Articles of Incorporation is incorporated by reference to Exhibit a-2.3 of Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A.

(a)      (2.4)

Articles of Amendment to Articles of Incorporation is incorporated by reference to Exhibit a-2.3 of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A.

(b)

Registrant’s By-Laws is incorporated by reference to Exhibit 2 of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A.

(1)

Amendment to By-Laws dated June 9, 2004 is incorporated by reference to Exhibit (b)(1) of Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A.

(2)

Amendment to By-Laws dated November 16, 2004 is incorporated by reference to Exhibit (b)(2) of Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A.

(3)

Amendment to By-Laws dated March 7, 2005 is incorporated by reference to Exhibit (b)(3) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A.

(4)

Amendment to By-Laws dated May 24, 2006 is incorporated by reference to Exhibit (b)(4) of Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A.

(c)

Instruments Defining Rights of Security Holder – Not applicable.

(d)

(1)

Form of Investment Advisory Agreement between Van Wagoner Capital Management, Inc. and Embarcadero Funds, Inc. on behalf of the Absolute Return Fund and Market Neutral Fund dated February 2010 is incorporated by reference to Exhibit a-2.3 of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A.

(2)

Form of Sub-Advisory Agreement between Van Wagoner Capital Management, Inc. and each Subadviser concerning the Absolute Return Fund and Market Neutral Fund is incorporated by reference to Exhibit a-2.3 of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A.

(e)

Form of Distribution Agreement by and between Registrant and Rafferty Capital Markets, LLC is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A.

(f)

Bonus or Profit Sharing Contracts – Not applicable.

(g)

Form of Custody Agreement by and between Registrant and UMB Bank, n.a. is incorporated by reference to Exhibit a-2.3 of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A.

(h)

Other Material Contracts:

(1)

Form of Accounting Services Agreement by and between Registrant and Mutual Shareholder Services, LLC is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A.

(2)

Form of Transfer Agent Agreement by and between Registrant and Mutual Shareholder Services, LLC is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A.

(3)

Expense Limit Agreement between Van Wagoner Capital Management, Inc. and Embarcadero Funds, Inc. is incorporated by reference to Exhibit a-2.3 of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A.

(i)

Opinion of Counsel as to Legality of Shares is filed herewith.

(j)

Consent of Independent Accountants is filed herewith.

(k)

Omitted Financial Statements – Not applicable.

(l)

(1)

Subscription Agreement is incorporated by reference to Exhibit 13.1 of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A.

(2)

Organizational Expenses Agreement is incorporated by reference to Exhibit 13.2 of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A.

(m)

Registrant’s Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 is incorporated by reference to Exhibit 15 of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A.

(n)

18f-3 Plan – Not applicable.

(o)

(1)

Amended Code of Ethics of Registrant and Van Wagoner Capital Management, Inc. is filed herewith.

(2)

Code of Ethics of AlphaStream Capital Management LLC is filed herewith.

(3)

Code of Ethics of Nicholas Investment Partners, L.P. is filed herewith.

(4)

Code of Ethics of Sage Capital Management, LLC is to be filed by amendment.

(5)

Code of Ethics of Simran Capital Management LLC is filed herewith.

(6)

Code of Ethics of Sunnymeath Asset Management, Inc. is to be filed by amendment.

(7)

Code of Ethics of TWIN Capital Management, Inc. is filed herewith.

(8)

Code of Ethics of SSI Investment Management, Inc. is to be filed by amendment.

(p)

Powers of Attorney are filed herewith.

Item 29. Person Controlled by or Under Common Control with the Fund.

Registrant neither controls any person nor is under common control with any other person.

Item 30. Indemnification.

Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant’s Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

ARTICLE VII

GENERAL PROVISIONS

Section 7. Indemnification.

A.

The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgment, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

B.

In the absence of an adjudication which expressly absolves the corporate representatives, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A.  Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who are not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate

C.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create neither a presumption that the corporate representative met nor a presumption that the corporate representative did not meet the applicable standard of conduct set forth in paragraph A unless such a presumption is specified by the Maryland General Corporation Law, the Investment Company Act of 1940 or in interpretations thereof by courts or the Securities and Exchange Commission.

D.

Expenses, including attorneys’ fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative’s good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

E.

The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to be benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

F.

This corporation shall have the power to purchase and maintain insurance on behalf of any corporate representatives against any liability asserted against him or her and incurred by his or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify his or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representatives against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

G.

“Corporate Representative” means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officer and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred of paid by a director, officer or controlling person of the Registrant in a successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser.

The Adviser was organized in October 1995 for the purpose of providing investment advisory services for the Registrant and other investment advisory clients.  The Subadvisers also provide investment advice to other clients, besides series of Registrant.  Information about the officers and directors of the Adviser and Subadvisers is included in their Form ADV last filed with the Securities and Exchange Commission, and is incorporated by reference herein.

Item 32.  Principal Underwriter

(a)

Rafferty Capital Markets, LLC (“the Distributor”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the FINRA.  As of April 1, 2009, the Distributor acted as principal underwriter for the following investment companies:

Acadia Funds

Aegis Funds

Aviemore Funds

Dblaine Funds

Direxion Funds

Embarcadero Funds

Institutional Advisors Large Cap Fund

Leuthold Funds

Marketocracy Funds

Satuit Funds

Sparrow Funds

(b)

The Distributor is a New York Limited Liability Corporation located at 59 Hilton Avenue, Garden City, NY 11530.The Distributor is a wholly-owned subsidiary of Rafferty Holdings, LLC, a privately owned entity.

Item 33. Location of Accounts and Records.

The accounts, books, or other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules promulgated thereunder, will be kept in the possession of the Registrant corporate offices, except (1) records held and maintained by UMB Bank, n.a., relating to its function as custodian, (2) records held and maintained by Mutual Shareholder Services, LLC relating to its function as fund accountant and transfer agent.

Item 34. Management Services.

There are no management-related services contracts not discussed in Parts A and B.

Item 35. Undertakings.

Registrant undertakes to provide its Annual Report upon request without charge to any recipient of a Prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, the State of California, on this 29th day of April, 2010.

EMBARCADERO FUNDS, INC.

By:

/s/ Edwin Restrepo

Edwin Restrepo

President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Edwin Restrepo

President and

April 29, 2010

Edwin Restrepo

Treasurer

/s/ Mary Avella*

Director

April 29, 2010

Mary Avella

/s/ Brian Dombkowski*

Director

April 29, 2010

Brian Dombkowski

/s/ Greg Linn*

Director

April 29, 2010

Greg Linn

/s/ Edward Peterson *

Director

April 29, 2010

Edward Peterson

* By:

/s/ Edwin Restrepo

as Attorney-in-Fact and Agent pursuant to Power of Attorney

Embarcadero Funds, Inc.

Index to Exhibits to Form N-1A

Exhibit No.

(i)

Opinion of Counsel as to Legality of Shares.

(j)

Consent of Independent Accountants.

(o)

(1)

Amended Code of Ethics of Registrant and Van Wagoner Capital Management, Inc.

(2)

Code of Ethics of AlphaStream Capital Management LLC.

(3)

Code of Ethics of Nicholas Investment Partners, L.P.

(5)

Code of Ethics of Simran Capital Management LLC.

(7)

Code of Ethics of TWIN Capital Management, Inc.

(p)

Powers of Attorney.